                            SCHEDULE 14A INFORMATION

          PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE SECURITIES
                  EXCHANGE ACT OF 1934 (AMENDMENT NO.       )

FILED BY THE REGISTRANT [X]       FILED BY A PARTY OTHER THAN THE REGISTRANT [ ]

--------------------------------------------------------------------------------

Check the appropriate box:
[X] Preliminary Proxy Statement
[ ] Definitive Proxy Statement
[ ] Definitive Additional Materials
[ ] Soliciting Material Pursuant to sec.240.14a-11(c) or sec.240.14a-12
[ ] Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

                                 SEPRACOR INC.
                (Name of Registrant as Specified In Its Charter)

                   (Name of Person(s) Filing Proxy Statement)

PAYMENT OF FILING FEE (CHECK THE APPROPRIATE BOX):
[X] No fee required.
[ ] Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

   1) Title of each class of securities to which transaction applies:

   2) Aggregate number of securities to which transaction applies:

   3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act
      Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

   4) Proposed maximum aggregate value of transaction:

   5) Total fee paid:

[ ] Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule
    0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

   1) Amount Previously Paid:

   2) Form, Schedule or Registration Statement No.:

   3) Filing Party:

   4) Date Filed:

--------------------------------------------------------------------------------

                                                              PRELIMINARY COPIES

                                 SEPRACOR INC.
                                111 LOCKE DRIVE
                        MARLBOROUGH, MASSACHUSETTS 01752

                 NOTICE OF 1998 ANNUAL MEETING OF STOCKHOLDERS

                           TO BE HELD ON MAY 27, 1998

     The 1998 Annual Meeting of Stockholders of Sepracor Inc. (the "Company") will be held at the offices of Hale and Dorr LLP, 60 State Street, Boston, Massachusetts 02109, on Wednesday, May 27, 1998 at 9:00 a.m., local time, to consider and act upon the following matters:

          1. To elect two Class III Directors for the ensuing three years;

          2. To approve an amendment to the Company's Restated Certificate of Incorporation, as amended, increasing from 40,000,000 to 100,000,000 the number of authorized shares of Common Stock;

          3. To approve an amendment to the Company's 1991 Director Stock Option Plan;

          4. To approve an amendment to the Company's 1991 Restated Stock Option Plan;

          5. To approve the Company's 1998 Employee Stock Purchase Plan; and

          6. To transact such other business as may properly come before the meeting or any adjournment thereof.

     Stockholders of record at the close of business on April 8, 1998 are entitled to notice of, and to vote at, the meeting. The stock transfer books of the Company will remain open for the purchase and sale of the Company's Common Stock.

     All stockholders are cordially invited to attend the meeting.

                                            By Order of the Board of Directors,

                                            DAVID P. SOUTHWELL
                                            Secretary

Marlborough, Massachusetts
April   , 1998

     WHETHER OR NOT YOU EXPECT TO ATTEND THE MEETING, PLEASE COMPLETE, DATE AND SIGN THE ENCLOSED PROXY CARD AND PROMPTLY MAIL IT IN THE ENCLOSED ENVELOPE IN ORDER TO ASSURE REPRESENTATION OF YOUR SHARES AT THE MEETING. NO POSTAGE NEED BE AFFIXED IF THE PROXY CARD IS MAILED IN THE UNITED STATES.

                                                              PRELIMINARY COPIES

                                 SEPRACOR INC.
                                111 LOCKE DRIVE
                        MARLBOROUGH, MASSACHUSETTS 01752

          PROXY STATEMENT FOR THE 1998 ANNUAL MEETING OF STOCKHOLDERS

                           TO BE HELD ON MAY 27, 1998

     This Proxy Statement is furnished in connection with the solicitation of proxies by the Board of Directors of Sepracor Inc. ("Sepracor" or the "Company") for use at the 1998 Annual Meeting of Stockholders (the "Annual Meeting") to be held at the offices of Hale and Dorr LLP, 60 State Street, Boston, Massachusetts 02109 at 9:00 a.m. on Wednesday, May 27, 1998 and at any adjournment or adjournments of that meeting. All proxies will be voted in accordance with the instructions contained therein, and if no choice is specified, the proxies will be voted in favor of the matters set forth in the accompanying Notice of Meeting. Any proxy may be revoked by a stockholder at any time before it is exercised by delivery of written revocation to the Secretary of the Company.

     The Company's Annual Report for the year ended December 31, 1997 is being mailed to stockholders with the mailing of this Notice and Proxy Statement on or
about April   , 1997.

     A COPY OF THE COMPANY'S ANNUAL REPORT ON FORM 10-K FOR THE YEAR ENDED DECEMBER 31, 1997, AS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION, EXCEPT FOR EXHIBITS, WILL BE FURNISHED WITHOUT CHARGE TO ANY STOCKHOLDER UPON WRITTEN REQUEST TO INVESTOR RELATIONS, SEPRACOR INC., 111 LOCKE DRIVE, MARLBOROUGH, MASSACHUSETTS 01752.

VOTING SECURITIES AND VOTES REQUIRED

     On April 8, 1998, the record date for the determination of stockholders entitled to notice of and to vote at the Annual Meeting, there were outstanding
and entitled to vote an aggregate of        shares of Common Stock of the
Company, $.10 par value per share (the "Common Stock"). Each share of Common Stock is entitled to one vote.

     Under the Company's Amended and Restated By-laws, the holders of a majority of the shares of Common Stock issued, outstanding and entitled to vote on any matter shall constitute a quorum with respect to that matter at the Annual Meeting. Shares of Common Stock present in person or represented by proxy (including shares which abstain or do not vote with respect to one or more of the matters presented for stockholder approval) will be counted for purposes of determining whether a quorum is present.

     The affirmative vote of the holders of a plurality of the votes cast by the stockholders entitled to vote at the Annual Meeting is required for the election of directors. The affirmative vote of the holders of a majority of the shares of Common Stock outstanding on the record date is required for the approval of the proposed amendment to the Company's Restated Certificate of Incorporation, as amended. The affirmative vote of the holders of a majority of the votes cast by the stockholders is required for the approval of each of the other matters to be voted on.

     Shares which abstain from voting as to a particular matter, and shares held in "street name" by brokers or nominees, who indicate on their proxies that they do not have discretionary authority to vote such shares as to a particular matter, will not be counted as votes in favor of such matter, and will also not be counted as votes cast or shares voting on such matter. Accordingly, abstentions and "broker non-votes" will have no effect on the voting on each matter that requires the affirmative vote of a certain percentage of the votes cast or shares voting on a matter, and will have the effect of a vote against the proposed amendment to the Company's Restated Certificate of Incorporation, as amended.

STOCK OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

     The following table sets forth certain information, as of January 31, 1998, with respect to the beneficial ownership of the Company's Common Stock by (i) each person known by the Company to own beneficially more than 5% of the outstanding shares of Common Stock; (ii) each director and nominee for director;
(iii) each executive officer named in the Summary Compensation Table under the heading "Compensation of Executive Officers" below (the "Named Executive Officers") and (iv) all directors and executive officers of the Company as a group.

     The number of shares of Common Stock beneficially owned by each person is determined under the rules of the Securities and Exchange Commission, and the information is not necessarily indicative of beneficial ownership for any other purpose. Under such rules, beneficial ownership includes any shares as to which the individual has sole or shared voting power or investment power and also any shares of Common Stock which the individual has the right to acquire within 60 days after January 31, 1998 through the exercise of any stock option or other right or upon conversion of the Company's 7% Convertible Subordinated Debentures due 2002 (the "7% Debentures"). Unless otherwise indicated, each person has sole investment and voting power (or shares such power with his or her spouse) with respect to the shares set forth in the following table. The inclusion herein of any shares deemed beneficially owned does not constitute an admission of beneficial ownership of those shares.

                                                                                       PERCENTAGE OF
                                                               SHARES OF COMMON           COMMON
                                                              STOCK BENEFICIALLY           STOCK
                      NAME AND ADDRESS                              OWNED               OUTSTANDING
                      ----------------                        ------------------       -------------
5% STOCKHOLDERS
FMR Corp. and related entities..............................      2,494,800(1)              9.0%
  82 Devonshire Street
  Boston, MA 02109

The Capital Group Companies, Inc. and related entities......      1,400,000(2)              5.0%
  333 South Hope Street
  52nd Floor
  Los Angeles, CA 90071

Putnam Investments Inc. and related entities................      1,560,874(3)              5.6%
  One Post Office Square
  Boston, MA 02109

Soros Fund Management LLC and related entities..............      1,925,000(4)              6.9%
  888 Seventh Avenue
  33rd Floor
  New York, NY 10106

DIRECTORS
Timothy J. Barberich........................................        749,616(5)              2.7%
James G. Andress............................................         27,333(6)               *
Digby W. Barrios............................................         26,333(7)               *

                                                                                       PERCENTAGE OF
                                                               SHARES OF COMMON           COMMON
                                                              STOCK BENEFICIALLY           STOCK
                      NAME AND ADDRESS                              OWNED               OUTSTANDING
                      ----------------                        ------------------       -------------
Robert J. Cresci............................................         27,333(8)            *
Robert F. Johnston..........................................        705,971(9)              2.5%
Keith Mansford, Ph.D........................................         27,433(10)           *
James F. Mrazek.............................................        177,982(11)           *
Alan A. Steigrod............................................         18,500(12)           *
OTHER NAMED EXECUTIVE OFFICERS
David S. Barlow.............................................        287,597(13)             1.0%
Paul D. Rubin, M.D..........................................         25,453(14)           *
David P. Southwell..........................................        229,700(15)           *
James R. Hauske, Ph.D.......................................         18,500(16)           *
All directors and executive officers as a group (13
  persons)..................................................      2,353,214(17)             8.5%

---------------

  *  Represents holdings of less than one percent.

 (1) FMR Corp. ("FMR") beneficially owns 2,494,800 shares. Fidelity Management & Research Company ("FM&RC") beneficially owns 2,396,500 shares as a result of its serving as investment adviser to various investment companies registered under Section 8 of the Investment Company Act of 1940 and serving as investment adviser to certain other funds which are generally offered to limited groups of investors. Fidelity Management Trust Company ("FMTC") beneficially owns 98,300 shares as a result of its serving as trustee or managing agent for various private investment accounts, primarily employee benefit plans and serving as investment adviser to certain other funds which are generally offered to limited groups of investors. FMR, through its control of FM&RC, and the funds each has sole power to dispose of the 2,396,500 shares owned by the funds. FMR does not have the sole power to vote or direct the voting of the shares owned directly by the Fidelity funds, which power resides with the funds' Boards of Trustees. FMR, through its control of FMTC, has sole dispositive power over 98,300 shares and sole power to vote or direct the voting of 87,400 shares, and no power to vote or direct the voting of 10,900 shares of common stock owned by the institutional account(s) as reported above.

 (2) This information is taken from a Schedule 13G dated February 10, 1998. The Capital Group Companies, Inc. ("CGCI") and Capital Research Management Company ("CRMC") each report sole dispositive power and no voting power as to the aggregate shown above.

 (3) This information is taken from a Schedule 13G dated January 16, 1998, filed by Putnam Investments, Inc. ("PII") on behalf of itself and its affiliates. PII and Putnam Investment Management, Inc. report shared dispositive power as to the aggregate total shown above.

 (4) On November 10, 1997, voting and dispositive powers and possible deemed beneficial ownership was reported on a Schedule 13D as follows. Each of Winston Partners II LDC ("Winston LDC"), Chatterjee Advisors LLC ("CA"), Chatterjee Management Company ("CM") and Dr. Purnendu Chatterjee may be deemed to have the sole power to direct the voting and disposition of 223,750 shares (.81% of the total number of outstanding shares) held for the account of Winston LDC. Each of Winston Partners, L.P. ("Winston Partners"), Chatterjee Fund Management, L.P. ("CFM") and Dr. Chatterjee may be deemed to have the sole power to direct the voting and disposition of 185,000 shares (.67% of the total number of outstanding shares) held for the account of Winston Partners. Each of Winston Partners II LLC ("Winston LLC"), CA, CM and Dr. Chatterjee may be deemed to have the sole power to direct the voting and disposition of the 113,750 shares (.41% of the total number of outstanding shares) held for the account of Winston LLC. Each of George Soros and Stanley F. Druckenmiller may be deemed to have shared power to direct the voting and disposition of, and Soros Fund Management LLC ("SFM") may be deemed to have the sole power to direct the voting and disposition of, the 740,000 shares (2.69% of the total number of outstanding shares) held for the account of Quantum Partners LDC ("QP"), the principal operating subsidiary of Quantum Fund N.V. ("QF"). Mr. Soros has sole voting and dispositive power of 387,500 shares (1.4% of the total number of outstanding shares) held for his personal account. As of January 31, 1998, Mr. Soros and certain entities had the following beneficial ownership. Each of Winston Partners, QP and Mr. Soros may be deemed to be the beneficial owner of 185,000 shares (.67% of the total number of outstanding shares) owned by Winston Partners. Each of Winston LDC, QP and Mr. Soros may be deemed to be the beneficial owner of 366,000 shares (1.32% of the total number of outstanding shares) owned by Winston e Winston LLC, QP and Mr. Soros may be deemed to be the beneficial owner of 184,000 shares (.66%) of the total number of outstanding shares owned by Winston LLC. Each of QP, Mr. Soros, Winston Partners, Winston LDC and Winston LLC may be deemed to be the beneficial owner of 740,00 shares (2.69% of the total number of outstanding shares) owned by QP. Each of Mr. Soros, QP, Winston Partners, Winston LDC and Winston LLC may be deemed to be the beneficial owner of 450,000 shares (1.62% of the total number of outstanding shares) owned by Mr. Soros. The business address of Winston LDC, QF and QP is Kaya Flamboyan, 9, Curacao, Netherlands Antilles.

 (5) Includes 248,104 shares of Common Stock which Mr. Barberich has the right to acquire within 60 days after January 31, 1998 upon exercise of outstanding options. Includes an aggregate of 30,000 shares of Common Stock held in trust for Mr. Barberich's daughter, 107 shares held by Mr. Barberich's wife and 514 shares held by Mr. Barberich's daughter, as to which shares Mr. Barberich disclaims beneficial ownership.

 (6) Consists of 27,333 shares of Common Stock which Mr. Andress has the right to acquire within 60 days after January 31, 1998 upon exercise of outstanding stock options.

 (7) Includes 25,333 shares of Common Stock which Mr. Barrios has the right to acquire within 60 days after January 31, 1998 upon exercise of outstanding stock options.

 (8) Represents 27,333 shares of Common Stock which Mr. Cresci has the right to acquire within 60 days after January 31, 1998 upon exercise of outstanding options.

 (9) Includes 27,333 shares of Common Stock which Mr. Johnston has the right to acquire within 60 days after January 31, 1998 upon exercise of outstanding options and 35,000 shares of Common Stock held by a trust of which Mr. Johnston is a beneficiary. Also includes an aggregate of 279,000 shares of Common Stock held in trust for Mr. Johnston's children, 160,000 shares held by Mr. Johnston's wife and 2,500 shares held in charitable trusts, as to all of which such shares Mr. Johnston disclaims beneficial ownership.

(10) Represents 27,333 shares of Common Stock which Dr. Mansford has the right to acquire within 60 days after January 31, 1998 upon exercise of outstanding options.

(11) Includes 27,333 shares of Common Stock which Mr. Mrazek has the right to acquire within 60 days after January 31, 1998 upon exercise of outstanding options and 150,649 shares of Common Stock held by a trust of which Mr. Mrazek is a trustee and beneficiary.

(12) Includes 14,000 shares of Common Stock which Mr. Steigrod has the right to acquire within 60 days of January 31, 1998 upon exercise of outstanding options.

(13) Includes 285,597 shares of Common Stock which Mr. Barlow has the right to acquire within 60 days after January 31, 1998 upon exercise of outstanding options.

(14) Includes 25,000 shares of Common Stock which Dr. Rubin has the right to acquire within 60 days after January 31, 1998 upon exercise of outstanding options. Also includes 100 shares of Common Stock held by Dr. Rubin's son.

(15) Includes 228,000 shares of Common Stock which Mr. Southwell has the right to acquire within 60 days after January 31, 1998 upon exercise of outstanding options.

(16) Represents 18,500 shares of Common Stock which Dr. Hauske has the right to acquire within 60 days after January 31, 1998 upon exercise of outstanding options.

(17) Includes an aggregate of 1,011,199 shares of Common Stock which all executive officers and directors have the right to acquire within 60 days after January 31, 1998 upon exercise of outstanding options.

                      PROPOSAL 1 -- ELECTION OF DIRECTORS

     The Company has a classified Board of Directors consisting of three Class I Directors, three Class II Directors and two Class III Directors. The Class I, Class II and Class III Directors will serve until the annual meetings of stockholders to be held in 2000, 1999 and 1998, respectively, and until their respective successors are elected and qualified. At each annual meeting of stockholders, directors are elected for a full term of three years to succeed those whose terms are expiring.

     The persons named in the enclosed proxy will vote to elect as directors Digby W. Barrios and Alan A. Steigrod, the Class III nominees named below, unless the proxy is marked otherwise. Each of the nominees is currently a member of the Board of Directors of the Company. Each Class III Director will be elected to hold office until the Annual Meeting of Stockholders in 2001 and until his successor is duly elected and qualified. The nominees have indicated their willingness to serve, if elected; however, if any nominee should be unable to serve, the shares of Common Stock represented by proxies may be voted for a substitute nominee designated by the Board of Directors.

     There are no family relationships between or among any officers or directors of the Company.

     Set forth below are the names and ages of each member of the Board of Directors (including those who are nominees for election as Class III directors), and the positions and offices held by him, his principal occupation and business experience during the past five years, the names of other publicly held companies of which he serves as a director and the year of the commencement of his term as a director of the Company. Information with respect to the number of shares of Common Stock beneficially owned by each director, directly or indirectly, as of January 31, 1998, appears under the heading "Stock Ownership of Certain Beneficial Owners and Management."

           NOMINEES FOR TERMS EXPIRING IN 2001 (CLASS III DIRECTORS)

     DIGBY W. BARRIOS, age 60, has been a director since 1992.

          Since July 1992, Mr. Barrios has been a management consultant. Mr. Barrios served as President and Chief Executive Officer of Boehringer Ingelheim Corporation, a fine chemical and pharmaceutical company, from 1988 until June 1992. Mr. Barrios also serves as a director of Cypros Pharmaceutical Corporation, Roberts Pharmaceutical Corporation and Sheffield Pharmaceuticals.

     ALAN A. STEIGROD, age 60, has been a director since 1995.

          Since January 1996, Mr. Steigrod has been President and Chief Executive Officer of Newport HealthCare Ventures, which provides consulting services in connection with the biopharmaceutical industry. From January 1993 to November 1995, Mr. Steigrod served as President and Chief Executive Officer of Cortex Pharmaceuticals, Inc., a development-stage neuroscience company. From March 1991 to January 1993, Mr. Steigrod was an independent biotechnology/pharmaceutical business consultant. Mr. Steigrod also serves as a director of Cellegy Pharmaceuticals, Inc.

            DIRECTORS WHOSE TERMS EXPIRE IN 2000 (CLASS I DIRECTORS)

     JAMES G. ANDRESS, age 59, has been a director since 1991.

          Since November 1996, Mr. Andress has been Chief Executive Officer of Warner Chilcott, Plc, a privately held pharmaceutical company. From November 1995 to October 1996, Mr. Andress was a management consultant. Mr. Andress served as President and Chief Executive Officer of Information Resources, Inc., a market research and computer software company, from 1989 to November 1995. He also serves as a director of Allstate Insurance Company, Inc., Information Resources, Inc., NeoRx Corporation, OptionCare Corporation, The Liposome Company, Inc., Source International and Xoma Corporation.

     ROBERT J. CRESCI, age 54, has been a director since 1990.

          Mr. Cresci has served as Managing Director of Pecks Management Partners Ltd., an investment management firm, since September 1990. Mr. Cresci currently serves as a director of Arcadia Financial Ltd., Bridgeport Machines, Inc., Candlewood Hotel Co., Castle Dental Centers, Inc., Educational Medical, Inc., EIS International, Inc., Film Roman, Inc., Garnet Resources Corporation, GeoWaste, Inc., HarCor Energy, Inc., Hitox, Inc., Meris Laboratories, Inc., Source Media, Inc. and several private companies.

     JAMES F. MRAZEK, age 57, has been a director since 1984.

          Since April 1996, Mr. Mrazek has served as President and Managing Partner of the Four Corners Venture Fund, a venture capital and management consulting firm. From January 1990 to March 1996, Mr. Mrazek was President of Carnegie Venture Resources, a venture capital and management consulting firm. He also serves as a director of Photon Technology International, Inc.

           DIRECTORS WHOSE TERMS EXPIRE IN 1999 (CLASS II DIRECTORS)

     TIMOTHY J. BARBERICH,  age 50, has been a director since 1984.

          Mr. Barberich has served as President and Chief Executive Officer of the Company since 1984. He also serves as Chairman of the Board and a director of BioSepra Inc. and HemaSure Inc., publicly held subsidiaries of the Company.

     ROBERT F. JOHNSTON,  age 61, has been a director since 1984.

          Mr. Johnston has served as Managing Director of Johnston Associates, Inc., a venture capital firm, since 1988. He also serves as a director of Envirogen, Inc.

     KEITH MANSFORD, PH.D.,  age 66, has been a director since 1993.

          Dr. Mansford has served as the Principal of Mansford Associates, a pharmaceutical consulting firm, since 1992. Dr. Mansford served as a Chairman, Research & Development, of SmithKline Beecham plc from July 1989 to January 1992.

BOARD AND COMMITTEE MEETINGS

     The Company has a standing Audit Committee of the Board of Directors, which provides the opportunity for direct contact between the Company's independent accountants and the Board. The Audit Committee has responsibility for recommending the appointment of the Company's independent accountants, reviewing the scope and results of audits and reviewing the Company's internal accounting control policies and procedures. The Audit Committee held one meeting in 1997. The members of the Audit Committee are Messrs. Cresci, Johnston and Steigrod.

     The Company also has a standing Compensation Committee of the Board of Directors, which provides recommendations to the Board regarding compensation programs of the Company. The Compensation Committee is responsible for establishing and modifying the compensation of all corporate officers of the Company, adoption and amendment of all stock option and other employee benefit plans, and the engagement of, terms of any employment agreements and arrangements with, and termination of, all corporate officers of the Company. The Compensation Committee held one meeting during 1997. The members of the Compensation Committee are Messrs. Andress, Barrios and Mrazek. See "Report of the Compensation Committee" below.

     The Company does not have a nominating committee or a committee serving a similar function. Nominations are made by and through the full Board of Directors.

     The Board of Directors held five meetings during 1997. Each director attended at least 75% of the total number of meetings of the Board of Directors and all committees of the Board on which he served.

COMPENSATION FOR DIRECTORS

     Directors who are neither officers nor employees of the Company (the "Outside Directors") receive $12,000 per year for their services as directors plus $1,200 for each Board and Committee meeting attended, receive expense reimbursement for attending Board and Committee meetings and are entitled to participate in the Company's 1991 Director Stock Option Plan (the "Director Plan") which provides for automatic grants of non-statutory stock options to Outside Directors. Messrs. Andress, Barrios, Cresci, Johnston and Mrazek and Dr. Mansford each received stock options in 1997 under the Plan to purchase 8,000 shares of Common Stock at a price of $24.25, the fair market value on the date of grant.

     Directors who are officers or employees of the Company do not receive any additional compensation for their services as directors.

     The Company is a party to a royalty arrangement with Johnston Associates, Inc., an affiliate of Mr. Johnston, a director of the Company, under which the Company would be required to pay certain additional fees to Johnston Associates in the event the Company enters into a license agreement for certain pharmaceutical products with specified customers. There were no payments under this agreement in 1997.

     The Company is a party to a consulting agreement with Mr. Steigrod, a director of the Company. Under this consulting agreement, as amended, Mr. Steigrod performs such consulting services as the Company reasonably requests in the areas of potential Company acquisitions, the upper respiratory markets and specialty sales and marketing capabilities and organizations. Under this agreement, the Company pays Mr. Steigrod $250 an hour for his services, not to exceed $2,000 per day or an aggregate of $42,000 per year, plus expenses. Under this consulting agreement, the Company paid Mr. Steigrod $29,000 for services rendered in 1997.

COMPENSATION OF EXECUTIVE OFFICERS

     Summary Compensation Table. The following table sets forth certain information with respect to the annual and long-term compensation for each of the last three years of the Company's President and Chief Executive Officer and the Company's four other most highly compensated executive officers during 1997 (the "Named Executive Officers").

                           SUMMARY COMPENSATION TABLE

                                                                                 LONG-TERM
                                                                                COMPENSATION
                                                                                   AWARDS
                                                 ANNUAL COMPENSATION          ----------------
                                          ---------------------------------      NUMBER OF
                                                               OTHER ANNUAL        SHARES         ALL OTHER
            NAME AND                      SALARY     BONUS     COMPENSATION   UNDERLYING STOCK   COMPENSATION
       PRINCIPAL POSITION          YEAR     ($)        $          ($)(1)        OPTIONS (2)          $(3)
       ------------------          ----   ------     -----     ------------   ----------------   ------------
Timothy J. Barberich.............  1997   261,250   125,000            0                 0          2,794
President and Chief Executive      1996   251,730    85,000            0                 0          2,099
Officer                            1995   225,813    80,000            0           300,000          1,675
David S. Barlow..................  1997   192,326    90,000            0                 0          2,418
Executive Vice President and       1996   184,577    80,000            0                 0          1,879
President, Pharmaceuticals         1995   175,251    70,000       32,531           400,000(4)         448
David P. Southwell...............  1997   191,100    95,000            0                 0          1,594
Executive Vice President, Chief    1996   183,403    80,000            0                 0          1,114
Financial Officer and Secretary    1995   160,001    70,000            0           130,000            364
Paul D. Rubin, M.D.(5)...........  1997   241,662   120,000       10,218           200,000          2,418
Senior Vice President,             1996   180,000   170,000(6)    51,465                            1,714
Development
James R. Hauske, Ph.D(7).........  1997   166,057    42,000            0                 0          3,066
Senior Vice President,             1996   151,154    30,000            0                 0          1,493
Discovery                          1995    23,298         0            0                 0            101

---------------

(1) Amounts shown represent reimbursement received for relocation expenses. Other compensation in the form of perquisites and other personal benefits has been omitted in those instances where such perquisites and other personal benefits constituted less than the lesser of $50,000 or 10 percent of the total salary and bonus for each Named Executive Officer for such year.

(2) The Company did not make any restricted stock awards, grant any stock appreciation rights or make any long-term incentive plan payouts during 1995, 1996 and 1997.

(3) Represents the taxable portion of group life insurance paid by the Company and/or the value of 401(k) matching contributions made by the Company.

(4) The number of options awarded in 1995 includes options for 200,000 shares which were repriced in 1995.

(5) Dr. Rubin joined the Company in April 1996.

(6) Includes a $50,000 signing bonus.

(7) Dr. Hauske joined the Company in November 1995.

     Option Grant Table. The following table sets forth certain information regarding options granted during the year ended December 31, 1997 by the Company to the Named Executive Officers.

                           OPTION GRANTS IN LAST YEAR

                                        INDIVIDUAL GRANTS
                               ------------------------------------
                                            PERCENT OF
                               NUMBER OF       TOTAL                               POTENTIAL REALIZABLE VALUE
                               SECURITIES     OPTIONS                              AT ASSUMED ANNUAL RATES OF
                               UNDERLYING   GRANTED TO    EXERCISE                  STOCK PRICE APPRECIATION
                                OPTIONS      EMPLOYEES     OR BASE                     FOR OPTION TERM(3)
                                GRANTED      IN FISCAL      PRICE     EXPIRATION   ---------------------------
            NAME                  #(1)         YEAR       ($/SH)(2)      DATE         5%($)          10%($)
            ----               ----------   -----------   ---------   ----------   ------------   ------------
Timothy J. Barberich.........   105,000         15          24.25     7/17/2007      1,601,323      4,058,067
David S. Barlow..............    80,000         11          24.25     7/17/2007      1,220,056      3,091,860
David P. Southwell...........    75,000         11          24.25     7/17/2007      1,143,802      2,896,619
Paul D. Rubin, M.D...........    75,000         11          24.25     7/17/2007      1,143,802      2,896,619
James R. Hauske, Ph.D........    35,000          5          24.25     7/17/2007        533,774      1,352,689

---------------

(1) Options granted by the Company generally vest in five equal annual installments commencing one year from the date of grant.

(2) The exercise price is equal to the fair market value of the Company's Common Stock on the date of grant.

(3) Amounts represent hypothetical gains that could be achieved for options if exercised at the end of the option term. These gains are based on assumed rates of stock price appreciation of 5% and 10% compounded annually from the date options are granted. Actual gains, if any, on stock option exercises will depend on the future performance of the Common Stock on the date on which the options are exercised.

     Option Exercises and Year-End Option Values Table. The following table sets forth certain information regarding the aggregate shares of Common Stock acquired upon option exercises by the Named Executive Officers and the value realized upon such exercises during the year ended December 31, 1997, as well as the number and value of unexercised stock options held by the Named Executive Officers as of December 31, 1997.

      AGGREGATED OPTION EXERCISES IN LAST YEAR AND YEAR-END OPTION VALUES

                                                                       NUMBER OF
                                                                 SECURITIES UNDERLYING
                                                                      UNEXERCISED        VALUE OF UNEXERCISED
                                                                        OPTIONS          IN-THE-MONEY OPTIONS
                                                                      AT YEAR-END            AT YEAR-END
                                                                          (#)                   ($)(2)
                                      SHARES                     ---------------------   --------------------
                                    ACQUIRED ON      VALUE           EXERCISABLE/            EXERCISABLE/
               NAME                  EXERCISE     REALIZED$(1)       UNEXERCISABLE          UNEXERCISABLE
               ----                 -----------   ------------   ---------------------   --------------------
Timothy J. Barberich..............    216,935      3,492,849        248,104/403,736      7,644,305/10,630,245
David S. Barlow...................          0              0        253,596/326,404      8,186,760/ 8,861,740
David P. Southwell................          0              0        228,000/277,000      5,401,500/ 7,550,015
Paul D. Rubin, M.D................     10,000        137,510         25,000/240,000        700,000/ 5,848,125
James R. Hauske, Ph.D.............      1,500         26,813         18,500/115,000        476,500/ 2,638,125

---------------

(1) Based on the fair market value of the Common Stock on the date of exercise less the option exercise price.

(2) Value based on the closing price of the Company's Common Stock on December 31, 1997 ($40.0625), the last trading day of 1997, less the applicable option exercise price.

REPORT OF THE COMPENSATION COMMITTEE

     The executive compensation program of the Company is administered by the Compensation Committee which is composed of three non-employee directors.

     The Company's executive compensation program is designed to retain and reward executives who are capable of leading the Company in achieving its business objectives in the competitive and rapidly changing industries in which the Company competes. The Compensation Committee establishes the compensation policies of the Company for Timothy J. Barberich, the Chief Executive Officer of the Company, and the Company's two Executive Vice Presidents, Messrs. Barlow and Southwell. In addition, Mr. Barberich recommends compensation packages for the remaining executive officers which the Compensation Committee reviews and approves. All decisions by the Compensation Committee relating to the compensation of the Company's executive officers are reviewed by the full Board.

     This report is submitted by the Compensation Committee and addresses the Company's compensation policies for 1997 as they affected Mr. Barberich and the Company's other Named Executive Officers.

  Compensation Philosophy

     The objectives of the executive compensation program are to align compensation with business objectives and individual performance and to enable the Company to attract, retain and reward executive officers who are expected to contribute to the long-term success of the Company. The Company's executive compensation philosophy is based on the following principles:

     -  COMPETITIVE AND FAIR COMPENSATION

          The Company is committed to providing an executive compensation program that helps attract and retain highly qualified executives. To ensure that compensation is competitive, the Company regularly compares its compensation practices with those of other companies in the industry and sets its compensation guidelines based on this review. The Company also seeks to achieve a balance of the compensation paid to a particular individual and the compensation paid to other executives at the Company.

     -  SUSTAINED PERFORMANCE

          Executive officers are rewarded based upon corporate performance, business group performance and individual performance. Corporate performance and business group performance are evaluated by reviewing the extent to which strategic and business plan goals are met, including such factors as achievement of operating budgets, establishment of strategic licensing and development alliances with third parties, timely development and introduction of new processes and products, and performance relative to competitors. Individual performance is evaluated by reviewing attainment of specified individual objectives and the degree to which teamwork and Company values are fostered.

     In evaluating each Named Executive Officer's performance, the Company generally conforms to the following process:

     - Company and individual goals and objectives are set at or prior to the beginning of the performance cycle.

     - At the end of the performance cycle, the accomplishment of the executive's goals and objectives and his contributions to the Company are evaluated.

     - The executive's performance is then compared with peers within the Company and the results are communicated to the executive.

     - The comparative results, combined with comparative compensation practices of other companies in the industry, are then used to determine salary and stock compensation levels.

     Annual compensation for the Company's executives generally consists of three elements -- salary, bonus and stock options. In early 1997, the Committee established an executive bonus plan for 1997 pursuant to which executives were entitled to receive bonuses based on achievement of individual performance goals. Bonuses totaling $472,000 were paid to the Named Executive Officers for 1997.

     The salary for executives is generally set by reviewing compensation for competitive positions in the market and the historical compensation levels of the executives. Increases in annual salaries are based on actual corporate and individual performance against targeted performance and various subjective performance criteria. Targeted performance criteria vary for each executive based on his business group or area of responsibility, and may include achievement of the operating budget for the Company as a whole or of a business group of the Company, continued innovation in development and commercialization of the Company's technology, timely development and introduction of new products or processes, implementation of financing strategies and establishment of strategic licensing and development alliances with third parties. Subjective performance criteria include an executive's ability to motivate others, develop the skills necessary to grow as the Company matures, recognize and pursue new business opportunities and initiate programs to enhance the Company's growth and success.

     Compensation for Named Executive Officers also includes the long-term incentives afforded by stock options. The stock option program is designed to promote the identity of long-term interests between the Company's employees and its shareholders and assist in the retention of executives. The size of option grants is generally intended to reflect the executive's position with the Company and his contributions to the Company, including his success in achieving the individual performance criteria described above. The option program generally uses a five-year vesting period to encourage key employees to continue in the employ of the Company. From time to time, the Compensation Committee chooses to align more closely the vesting of stock options with the achievement by a Named Executive Officer of corporate, business group or individual performance goals. In 1997, the Company granted stock options to purchase an aggregate of 370,000 shares of the Company's Common Stock to Named Executive Officers at an exercise price of $24.25 per share. All stock options granted to Named Executive Officers in 1997 were granted at fair market value on the date of grant.

     Named Executive Officers are also eligible to participate in the Company's Employee Stock Purchase Plan (the "Purchase Plan"). The Purchase Plan is available to virtually all employees of the Company and generally permits participants to purchase shares at a discount of approximately 15% from the fair market value at the beginning or end of the applicable purchase period.

     Compliance with Internal Revenue Code Section 162(m). Section 162(m) of the Internal Revenue Code of 1986, as amended (the "Code"), generally disallows a tax deduction to public companies for compensation over $1 million paid to the corporation's Chief Executive Officer and four other most highly compensated executive officers. Qualifying performance-based compensation will not be subject to the deduction limit if certain requirements are met. The Company intends to structure the performance-based portion of the compensation of its executive officers (which currently consists of stock option grants) in a manner that complies with
Section 162(m) of the Code so as to mitigate any disallowance of deductions. The Company's 1991 Plan was amended in 1995 and was reapproved by the stockholders in 1997 with the intent of preserving the availability of tax deductions to the Company that might otherwise be unavailable under Section 162(m) of the Code.

  Mr. Barberich's 1997 Compensation

     Mr. Barberich is eligible to participate in the same executive compensation plans available to the other Named Executive Officers. The Compensation Committee believes that Mr. Barberich's annual compensation, including the portion of his compensation based upon the Company's stock option program, has been set at a level competitive with other companies in the industry.

     Mr. Barberich's salary for 1997 increased from $251,730 to $261,250. Mr. Barberich received a bonus of $125,000 in 1998 for 1997 performance.

                                            Compensation Committee

                                            James G. Andress
                                            Digby W. Barrios
                                            James F. Mrazek

COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

     The current members of the Compensation Committee are Messrs. Andress, Barrios and Mrazek. No member of the Compensation Committee was at any time during 1997, or formerly, an officer or employee of the Company or any subsidiary of the Company, nor has any member of the Compensation Committee had any relationship with the Company requiring disclosure under Item 404 of Regulation S-K under the Securities Exchange Act of 1934, as amended (the "Exchange Act").

     No executive officer of the Company has served as a director or member of the Compensation Committee (or other committee serving an equivalent function) of any other entity, one of whose executive officers served as a director of or member of the Compensation Committee of the Company.

COMPARATIVE STOCK PERFORMANCE

     The comparative stock performance graph below compares the cumulative stockholder return on the Common Stock of the Company for the period from December 31, 1992 through the year ended December 31, 1997 with the cumulative total return on (i) the Total Return Index for the Nasdaq Stock Market (U.S. Companies) (the "Nasdaq Composite Index"), and (ii) the Nasdaq Pharmaceutical Index (assuming the investment of $100 in the Company's Common Stock, the Nasdaq Composite Index and the Nasdaq Pharmaceutical Index on December 31, 1992 and reinvestment of all dividends). Measurement points are on the last trading day of the Company's years ended December 31, 1992, 1993, 1994, 1995, 1996 and 1997.

                                                                         Nasdaq            Nasdaq
               Measurement Period                                      Composite       Pharmaceutical
             (Fiscal Year Covered)                 Sepracor Inc.         Index             Index
                 12/31/92                            100.00             100.00             100.00
                 12/31/93                             68.00             115.00              89.00
                 12/31/94                             43.00             111.00              67.00
                 12/31/95                            193.00             155.00             123.00
                 12/31/96                            175.00             191.00             123.00
                 12/31/97                            422.00             232.00             127.00

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

     In October 1993 and July 1994, the Company loaned to Mr. Barlow, Executive Vice President and President, Pharmaceuticals, $124,000 and $75,000, respectively, in connection with his relocation to Massachusetts. The loans accrue interest at prime plus 75 basis points and are secured by Mr. Barlow's options for Common Stock of the Company and by Mr. Barlow's house. Originally, the loans were payable in June 1996, but in 1996 the Company extended repayment of the loans to June 1997. On July 1, 1997 the Company consolidated the outstanding principal and interest into one promissory note for $237,317 and extended repayment of the consolidated loan to December 30, 1997. In December 1997, the Company extended repayment of the loan to December 31, 1998.

     On May 23, 1996 the Company loaned $175,000 to Dr. Rubin to assist with his relocation expenses. The loan was represented by a promissory note. The note was non-interest bearing for the first six months and bore interest at prime plus 75 basis points thereafter compounded and reset quarterly. The note was secured by Dr. Rubin's options for Common Stock of the Company. The note was repayable in full upon the earlier of

(i) the termination of Dr. Rubin's employment with the Company or (ii) the sale of Dr. Rubin's existing residence. In August 1996, Dr. Rubin repaid $110,000 of the outstanding amount on the note. A new note representing the remaining outstanding indebtedness of $65,000 was issued. The new note was non-interest bearing for six months and thereafter accrued interest at prime plus 75 basis points. The new note was repayable in full upon the earlier of the (i) termination of Dr. Rubin's employment with the Company or (ii) payment of Dr. Rubin's 1996 bonus in 1997. The second note was repaid in full by Dr. Rubin in February 1997.

     On January 22, 1998 the Company loaned $150,000 to Dr. Rubin to assist with a house purchase. The loan was represented by a promissory note. The note was non-interest bearing and was secured by Dr. Rubin's options for Common Stock of the Company. The note was repayable in full upon the earlier of (i) the termination of Dr. Rubin's employment with the Company, (ii) upon exercise of options to purchase 12,000 shares of Common Stock of the Company, or (iii) June 30, 1998. In March 1998, Dr. Rubin repaid the entire outstanding amount on the note.

EMPLOYMENT AGREEMENTS

     Under a letter agreement, dated June 10, 1994, between the Company and Mr. Southwell, the Company has agreed to pay Mr. Southwell one year's salary plus bonus in the event of termination of Mr. Southwell's employment.

     Under a letter agreement, dated June 14, 1993, between the Company and Mr. Barlow, the Company has agreed to pay Mr. Barlow six months' salary in the event of termination of Mr. Barlow's employment without cause.

     Under a letter agreement, dated February 23, 1996, between the Company and Dr. Rubin, Dr. Rubin is entitled to an annual salary of $240,000 and a $50,000 signing bonus. In addition, in 1996 Dr. Rubin received stock options to purchase 200,000 shares of the Company's Common Stock. Under the letter agreement, Dr. Rubin was also eligible to receive, and in 1997 received, a bonus of $120,000 for his 1996 performance. If Dr. Rubin is terminated by the Company without cause, or if the Company is acquired by a third party for a price per share of $2.00 or less above the exercise price of Dr. Rubin's stock options, Dr. Rubin receives a severance payment equal to one year's salary.

              PROPOSAL 2 -- APPROVAL OF AMENDMENT TO THE COMPANY'S
                     RESTATED CERTIFICATE OF INCORPORATION

     As of February 26, 1998, the Board of Directors adopted, subject to stockholder approval, an amendment to the Company's Restated Certificate of Incorporation, as amended, providing for an increase from 40,000,000 to 100,000,000 in the number of authorized shares of Common Stock (the "Charter Amendment"). As of March 13, 1998, the Company had a total of approximately 27,851,045 shares of Common Stock outstanding, 3,613,305 shares of Common Stock reserved for issuance upon conversion of stock options outstanding under its stock option and stock purchase plans, 33,520 shares of Common Stock reserved for issuance upon exercise of warrants, approximately 4,110,000 shares of Common Stock reserved for issuance upon conversion of the 7% Debentures and approximately 4,000,000 shares of Common Stock reserved for issuance upon conversion of the Company's 6 1/4% Debentures.

     If the Charter Amendment is approved, the additional authorized shares of Common Stock would be available for issuance in the future for corporate purposes, including without limitation, financings, acquisitions, stock splits, stock dividends and management incentive and employee benefit plans, as the Board of Directors may deem advisable, without the necessity of further stockholder action. The issuance of additional shares of Common Stock, while providing desirable flexibility in connection with possible acquisitions and other corporate purposes, would have the effect of diluting the Company's current stockholders and could have the effect of making it more difficult for a third party to acquire, or of discouraging a third party from attempting to acquire, control of the Company. Other than in connection with its existing stock option plans, upon exercise of outstanding warrants, upon conversion of the outstanding debentures and upon sale of shares purchased pursuant to employee stock purchase plans, the Company has no present intention or plans to issue any shares of Common Stock.

BOARD RECOMMENDATION

     The Board of Directors believes that the approval of the amendment increasing the number of shares of authorized Common Stock is in the best interests of the Corporation and its stockholders and therefore recommends a vote FOR this proposal.

              PROPOSAL 3 -- APPROVAL OF AMENDMENT TO THE COMPANY'S
                        1991 DIRECTOR STOCK OPTION PLAN

     The 1991 Director Stock Option Plan (as amended, the "Director Plan") was adopted by the Board of Directors on June 24, 1991, and approved by the stockholders in July 1991. The Director Plan provided that the then current directors of the Company who were not officers or employees of the Company ("Outside Directors") were entitled to receive non-statutory stock options (the "Initial Options") to purchase 10,000 shares of Common Stock on December 31, 1991. The Director Plan further provides that Outside Directors who join the Company's Board after December 31, 1991 are entitled to receive Initial Options to purchase 10,000 shares of Common Stock on the date that they first become members of the Company's Board of Directors. In addition, the Director Plan provides that non-statutory options (the "Additional Options") to purchase 8,000 shares of Common Stock will be granted to Outside Directors on an annual basis immediately following each annual meeting of stockholders (the "Annual Grant Date"). Each Initial Option is exercisable in equal annual installments of 2,000 shares beginning on the first anniversary of the date of grant and each Additional Option is exercisable in full immediately prior to the annual meeting of stockholders next following the Annual Grant Date. Only Outside Directors who have served as directors for at least six months prior to an Annual Grant Date shall be eligible to receive an Additional Option under the Director Plan on such date.

     On February 26, 1998, the Board of Directors adopted, subject to stockholder approval, an amendment to the Director Plan which increased from 275,000 to 500,000 the shares of Common Stock that may be issued under the Director Plan, subject to adjustment as provided in the Plan. As of March 13, 1998, options to purchase a total of 227,998 shares were outstanding under the Director Plan.

     The purpose of the Director Plan is to encourage equity ownership in the Company by Outside Directors of the Company whose continued services are considered essential to the Company's future progress, to provide them with further incentive to remain as directors and to compensate them for their services as directors.

     If the amendment to the Director Plan is approved by the stockholders, the number of shares of Common Stock available for issuance upon exercise of options granted under the Director Plan will increase from 275,000 to 500,000. The amendment to the Director Plan is dependent on stockholder approval of the Charter Amendment.

     Summary of the Director Plan. The Director Plan provides for the grant of stock options for up to 275,000 shares of the Company's Common Stock. All options granted under the Director Plan are granted at the fair market value of the Company's Common Stock on the date of grant and require that the exercise price be paid in cash. Options granted under the Director Plan generally are not transferable by the option holder except by will or by the laws of descent and distribution and are exercisable during the lifetime of the director only while he or she is serving as a director of the Company or within 90 days after he or she ceases to serve as a director of the Company. No option is exercisable more than 10 years from the date of grant. If a director dies or becomes disabled while he or she is serving as a director of the Company, the option is exercisable for a one-year period thereafter.

     The Board of Directors may suspend or discontinue the Director Plan or amend it in any respect; provided, however, that without the approval of the stockholders, no amendment may change the number of shares subject to the Director Plan, change the directors eligible to receive options or materially increase the benefits accruing to participants under the Director Plan.

     For a description of outstanding options under the Director Plan, see "Compensation for Directors" above.

FEDERAL INCOME TAX CONSEQUENCES

     Tax Consequences to Participants. A participant will not recognize taxable income upon the grant of an option under the Director Plan. However, a participant will recognize ordinary compensation income upon the exercise of the option in an amount equal to the excess of the fair market value of the Common Stock acquired through the exercise of the option (the "Option Stock") on the exercise date over the exercise price.

     A participant will have a tax basis for any Option Stock equal to the exercise price plus any income recognized with respect to the option. Upon selling Option Stock, a participant generally will recognize capital gain or loss in an amount equal to the difference between the sale price of the Option Stock and the participant's tax basis in the Option Stock. This capital gain or loss will be a long-term capital gain or loss if the participant has held the Option Stock for more than one year prior to the date of the sale and will be a short-term capital gain or loss if the participant has held the Option Stock for a shorter period.

     Tax Consequences to the Company. The grant of an option under the Director Plan will have no tax consequences to the Company except that the Company generally will be entitled to a business-expense deduction with respect to any ordinary compensation income recognized by a participant under the Director Plan.

BOARD RECOMMENDATION

     The Board of Directors believes that the approval of the amendment to the Director Plan is in the best interests of the Company and its stockholders and therefore recommends a vote FOR this proposal.

              PROPOSAL 4 -- APPROVAL OF AMENDMENT TO THE COMPANY'S
                        1991 RESTATED STOCK OPTION PLAN

     In the opinion of the Board of Directors, the future success of the Company depends, in large part, on its ability to maintain a competitive position in attracting, retaining and motivating key employees with experience and ability. Under the Company's 1991 Restated Stock Option Plan (the "1991 Plan"), the Company is currently authorized to grant options to purchase up to an aggregate of 5,000,000 shares of Common Stock to officers and employees of, and consultants to, the Company. As of March 13, 1998, there were 9,464 shares available for future grant under the 1991 Stock Option Plan. Accordingly, as of March 13, 1998, the Board of Directors adopted, subject to stockholder approval, an amendment to the 1991 Stock Option Plan, that increased from 5,000,000 to 7,500,000 the number of shares of Common Stock available for issuance upon exercise of options granted under the 1991 Stock Option Plan (subject to adjustment for certain changes in the Company's capitalization) (the "Option Plan Amendment"). The Option Plan Amendment is dependent on stockholder approval of the Charter Amendment.

SUMMARY OF THE 1991 PLAN

     The following is a summary of the material provisions of the 1991 Plan.

     The 1991 Plan provides for the grant of stock options to officers and employees (including directors who are also employees) of and consultants to the Company and its subsidiaries. Under the 1991 Plan, the Company may grant options that are intended to qualify as incentive stock options within the meaning of
Section 422 of the Code, or options not intended to qualify as incentive stock options. The 1991 Plan provides that the maximum number of shares of Common Stock with respect to which options may be granted to any employee may not exceed 500,000 during any calendar year. Incentive stock options may be granted only to employees of the Company.

     The 1991 Plan is administered by the Compensation Committee of the Board of Directors, which has the authority to select the employees to whom options are granted and determine the terms of each option, including (i) the number of shares of Common Stock covered by the option, (ii) when the option becomes exercisable (generally over a five-year period), (iii) the option exercise price, which, in the case of incentive stock options generally must be at least 100% of the fair market value of the Common Stock as of the date of grant, and
(iv) the duration of the option (which, in the case of incentive stock options, may not exceed ten years). Except as otherwise provided in the relevant option agreement, in the event of the sale of all or substantially all of the business or assets of the Company by merger, sale of assets or otherwise, the exercise dates of all options then outstanding under the 1991 Plan shall be accelerated in full.

     Payment of the option exercise price may be made in cash, by delivery of shares of Common Stock held by the optionee, by any other means determined by the Compensation Committee or by any combination of such methods of payment. Options are generally non-transferable other than by will or by the laws of descent and distribution or, in some cases, pursuant to certain domestic relations orders. As of March 13, 1998, substantially all of the employees of the Company and its subsidiaries were eligible to participate in the 1991 Plan. On March 13, 1998, the closing sales price of the Company's Common Stock on the Nasdaq National Market was $39.8125.

     If the Option Plan Amendment is approved by the stockholders, the number of shares of Common Stock available for issuance upon exercise of options granted under the 1991 Stock Option Plan will increase from 5,000,000 to 7,500,000.

     The exercise price of options granted under the 1991 Plan can be greater than, less than or equal to the fair market value of the Common Stock on the date of e exercise price generally must be at least 100% of the fair market value of the Common Stock on the date of grant.

     Because option grants under the 1991 Plan are determined on a case-by-case basis by the Compensation Committee of the Board of Directors, the benefits to be received by any particular current executive officer, by all current executive officers as a group, or by non-executive officer employees as a group cannot be determined by the Company at this time. During 1997, all current executive officers as a group received options to purchase 435,000 shares of Common Stock, at a weighted average exercise price of $24.15 per share, and all employees, excluding all current executive officers as a group, received options to purchase 263,200 shares of Common Stock at a weighted average exercise price of $23.82 per share. During 1997, no current director of the Company (other than Mr. Barberich) received options under the 1991 Plan.

FEDERAL INCOME TAX CONSEQUENCES

     Incentive Stock Options. In general, a participant will not recognize taxable income upon the grant or exercise of an incentive stock option. Instead, a participant will recognize taxable income with respect to an incentive stock option only upon the sale of Common Stock acquired through the exercise of the option ("ISO Stock"). The exercise of an incentive stock option, however, may subject the participant to the alternative minimum tax.

     Generally, the tax consequences of selling ISO Stock will vary with the length of time that the participant has owned the ISO Stock at the time it is sold. If the participant sells ISO Stock after having owned it for at least two years from the date the option was granted (the "Grant Date") and one year from the date the option was exercised (the "Exercise Date"), then the participant will recognize long-term capital gain in an amount equal to the excess of the sale price of the ISO Stock over the exercise price.

     If the participant sells ISO Stock for more than the exercise price prior to having owned it for at least two years from the Grant Date and one year from the Exercise Date (a "Disqualifying Disposition"), then all or a portion of the gain recognized by the participant will be ordinary compensation income and the remaining gain, if any, will be a capital gain. This capital gain will be a long-term capital gain if the participant has held the ISO Stock for more than one year prior to the date of sale.

     If a participant sells ISO Stock for less than the exercise price, then the participant will recognize capital loss equal to the excess of the exercise price over the sale price of the ISO Stock. This capital loss will be a long-term capital loss if the participant has held the ISO Stock for more than one year prior to the date of sale.

     Nonstatutory Stock Options. As in the case of an incentive stock option, a participant will not recognize taxable income upon the grant of a nonstatutory stock option. Unlike the case of an incentive stock option, however, a participant who exercises a nonstatutory stock option generally will recognize ordinary compensation income in an amount equal to the excess of the fair market value of the Common Stock acquired through the exercise of the option ("NSO Stock") on the Exercise Date over the exercise price.

     With respect to any NSO Stock, a participant will have a tax basis equal to the exercise price plus any income recognized upon the exercise of the option. Upon selling NSO Stock, a participant generally will recognize capital gain or loss in an amount equal to the excess of the sale price of the NSO Stock over the participant's tax basis in the NSO Stock. This capital gain or loss will be a long-term gain or loss if the participant has held the NSO Stock for more than one year prior to the date of the sale.

     Tax Consequences to the Company. The grant of an option under the 1991 Plan will have no tax consequences to the Company. Moreover, in general, neither the exercise of an incentive stock option nor the sale of any Common Stock acquired under the 1991 Plan will have any tax consequences to the Company. The Company generally will be entitled to a business-expense deduction, however, with respect to any ordinary compensation income recognized by a participant under the 1991 Plan, including as a result of the exercise of a nonstatutory stock option or a Disqualifying Disposition. Any such deduction will be subject to the limitations of Section 162(m) of the Code.

BOARD RECOMMENDATION

     The Board of Directors believes that the Option Plan Amendment is in the best interests of the Company and its stockholders and therefore recommends that the stockholders vote FOR such Amendment.

                           PROPOSAL 5 -- APPROVAL OF
                       1998 EMPLOYEE STOCK PURCHASE PLAN

     The Board of Directors believes it is in the best interests of the Company to encourage stock ownership by employees of the Company. Accordingly, as of February 26, 1998, the Board of Directors adopted, subject to stockholder approval, the Company's 1998 Employee Stock Purchase Plan (the "Purchase Plan") covering 300,000 shares of the Company's Common Stock (subject to adjustment for any dividend, stock split or other relevant changes in the Company's capitalization). Approval of the Purchase Plan is dependent on stockholder approval of the Charter Amendment.

GENERAL

     The Purchase Plan consists of one or more semi-annual offerings. The offering periods shall be June 1 to the next succeeding November 30, and December 1 to the next succeeding May 31, beginning June 1, 1998. The number of shares available for any offering may be increased by the shares, if any, which were made available but not purchased during prior offerings under the Purchase Plan.

     During each offering, the maximum number of shares which may be purchased by an employee is determined on the first day of the offering period under a formula whereby 85% of the market value of a share of Common Stock on the first day of the offering period is divided into an amount equal to 6% of the employee's annualized regular salary. An employee may elect to have up to a maximum of 10% deducted from his or her regular salary. The price at which the employee's option is exercised is the lower of (a) 85% of the closing price of the Common Stock as quoted on the Nasdaq Stock Market on the day that the offering commences, or (b) 85% of the closing price of the Common Stock as quoted on the Nasdaq Stock Market on the day that the offering terminates.

ELIGIBILITY

     With certain limited exceptions in the case of employees already holding a significant amount of Common Stock, each employee of the Company (including Directors who are employees) as of the date an offering commences and who ordinarily works 20 or more hours per week and more than five months per year is eligible to participate in the Purchase Plan. As of March 13, 1998, substantially all of the employees of the Company and its subsidiaries would have been eligible to participate in the Purchase Plan if it had been in effect.

AMENDMENTS; ADMINISTRATION

     The Purchase Plan is administered by the Compensation Committee of the Board of Directors which is authorized to make rules and regulations for the administration and interpretation of the Purchase Plan. The Compensation Committee may amend the Purchase Plan at any time. However, no amendment shall be made without prior approval of the stockholders of the Company if such amendment would (a) materially increase the benefits accruing to participants under such Plan, (b) materially increase the number of shares which may be issued under such Plan, or (c) materially modify the requirements as to eligibility for participants under such Plan.

     Because option grants under the Purchase Plan will be at the election of each officer or employee, the benefits to be received by any particular current executive officer, by all current executive officers as a group, or by non-executive officer employees as a group cannot be determined by the Company at this time. Directors who are neither officers nor employees of the Company are not eligible to participate in the Purchase Plan.

FEDERAL INCOME TAX CONSEQUENCES

     Tax Consequences to Participants. In general, a participant will not recognize taxable income upon enrolling in the Purchase Plan or upon purchasing shares of Common Stock at the end of an offering. Instead, if a participant sells Common Stock acquired under the Purchase Plan at a sale price that exceeds the price at which the participant purchased the Common Stock, then the participant will recognize taxable income in an amount equal to the excess of the sale price of the Common Stock over the price at which the participant purchased the Common Stock. A portion of that taxable income will be ordinary income, and a portion may be capital gain.

     If the participant sells the Common Stock more than one year after acquiring it and more than two years after the date on which the offering commenced (the "Grant Date"), then the participant will be taxed as follows. If the sale price of the Common Stock is higher than the price at which the participant purchased the Common Stock, then the participant will recognize ordinary compensation income in an amount equal to the lesser of:

          (i) fifteen percent of the fair market value of the Common Stock on the Grant Date; and

          (ii) the excess of the sale price of the Common Stock over the price at which the participant purchased the Common Stock.

Any further income will be long-term capital gain. If the sale price of the Common Stock is less than the price at which the participant purchased the Common Stock, then the participant will recognize long-term capital loss in an amount equal to the excess of the price at which the participant purchased the Common Stock over the sale price of the Common Stock.

     If the participant sells the Common Stock within one year after acquiring it or within two years after the Grant Date (a "Disqualifying Disposition"), then the participant will recognize ordinary compensation income in an amount equal to the excess of the fair market value of the Common Stock on the date that it was purchased over the price at which the participant purchased the Common Stock. The participant will also recognize capital gain in an amount equal to the excess of the sale price of the Common Stock over the fair market value of the Common Stock on the date that it was purchased, or capital loss in an amount equal to the excess of the fair market value of the Common Stock on the date that it was purchased over the sale price of the Common Stock. This capital gain or loss will be a long-term capital gain or loss if the participant has held the Common Stock for more than one year prior to the date of the sale and will be a short-term capital gain or loss if the participant has held the Common Stock for a shorter period.

     Tax Consequences to the Company. The offering of Common Stock under the Purchase Plan will have no tax consequences to the Company. Moreover, in general, neither the purchase nor the sale of Common Stock acquired under the Purchase Plan will have any tax consequences to the Company except that the Company will be entitled to a business-expense deduction with respect to any ordinary compensation income recognized by a participant upon making a Disqualifying Disposition. Any such deduction will be subject to the limitations of Section 162(m) of the Code.

BOARD RECOMMENDATION

     The Board of Directors believes the Purchase Plan is in the best interests of the Company and its stockholders and therefore recommends a vote FOR this proposal.

                            INDEPENDENT ACCOUNTANTS

     Coopers & Lybrand L.L.P. is currently serving as the Company's independent accountants. Coopers & Lybrand L.L.P. has served as the Company's independent accountants since 1985. Representatives of Coopers & Lybrand L.L.P. are expected to be present at the Annual Meeting and will have the opportunity to make a statement if they desire to do so and will also be available to respond to appropriate questions from stockholders.

                                 OTHER MATTERS

SECTION 16(A) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

     Section 16(a) of the Exchange Act requires the Company's directors, executive officers and holders of more than 10% of the Company's Common Stock to file with the Securities and Exchange Commission initial reports of ownership and reports of changes in ownership of Common Stock and other equity securities of the Company. Based solely on its review of copies of Section 16(a) reports furnished to the Company and representations made to the Company, the Company believes that during 1997 its officers, directors and holders of more than 10% of the Company's Common Stock complied with all Section 16(a) filing requirements, with the following exception: Mr. Mrazek and his wife transferred 160,649 shares to a trust in March 1995, and the Form 5 reporting this transaction was filed on April , 1998.

MATTERS TO BE CONSIDERED AT THE MEETING

     The Board of Directors does not know of any other matters which may come before the Annual Meeting. However, if any other matters are properly presented to the Annual Meeting, it is the intention of the persons named in the accompanying proxy to vote, or otherwise act, in accordance with their judgment on such matters.

SOLICITATION OF PROXIES

     All costs of solicitation of proxies will be borne by the Company. In addition to solicitations by mail, the Company's directors, officers and regular employees, without additional remuneration, may solicit proxies by telephone, telegraph and personal interviews. Brokers, custodians and fiduciaries will be requested to forward proxy soliciting material to the owners of stock held in their names, and the Company will reimburse them for their reasonable out-of-pocket expenses incurred in connection with the distribution of proxy materials.

DEADLINE FOR SUBMISSION OF STOCKHOLDER PROPOSALS FOR THE 1999 ANNUAL MEETING

     Proposals of stockholders intended to be presented at the 1999 Annual Meeting of Stockholders must be received by the Company at its principal office in Marlborough, Massachusetts not later than December , 1998 for inclusion in the proxy statement for that meeting.

                                            By Order of the Board of Directors,

                                            DAVID P. SOUTHWELL
                                            Secretary

April   , 1998

     THE BOARD OF DIRECTORS ENCOURAGES STOCKHOLDERS TO ATTEND THE MEETING. WHETHER OR NOT YOU PLAN TO ATTEND, YOU ARE URGED TO COMPLETE, DATE, SIGN AND RETURN THE ENCLOSED PROXY IN THE ACCOMPANYING ENVELOPE. A PROMPT RESPONSE WILL GREATLY FACILITATE ARRANGEMENTS FOR THE MEETING AND YOUR COOPERATION WILL BE APPRECIATED. STOCKHOLDERS WHO ATTEND THIS MEETING MAY VOTE THEIR STOCK PERSONALLY EVEN THOUGH THEY HAVE SENT IN THEIR PROXIES.

                                                              PRELIMINARY COPIES

                                   Appendix A

                                  SEPRACOR INC.
                    PROXY SOLICITED BY THE BOARD OF DIRECTORS

                  Annual Meeting of Stockholders - May 27, 1998


P           Those signing on the reverse side, revoking any prior proxies,
R     hereby appoint(s) Timothy J. Barberich and David P. Southwell, or each of
O     them with full power of substitution, as proxies for those signing on the
X     reverse side to act and vote at the 1998 Annual Meeting of Stockholders of
Y Sepracor Inc. and at any adjournments thereof as indicated upon all matters referred to on the reverse side and described in the Proxy Statement for the Meeting, and, in their discretion, upon any other matters which may properly come before the Meeting.

THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED IN THE MANNER DIRECTED BY THE UNDERSIGNED STOCKHOLDER(S). IF NO OTHER INDICATION IS MADE, THE PROXIES SHALL VOTE "FOR" PROPOSAL NUMBERS 1, 2, 3, 4, 5 AND 6.



                    PLEASE VOTE, DATE, AND SIGN ON OTHER SIDE
                    AND RETURN PROMPTLY IN ENCLOSED ENVELOPE


HAS YOUR ADDRESS CHANGED?                    DO YOU HAVE ANY COMMENTS?

________________________________             ________________________________


________________________________             ________________________________


________________________________             ________________________________



                                SEE REVERSE SIDE

                                                              PRELIMINARY COPIES





[X] Please mark
    votes as in
    this example.

    A VOTE FOR THE DIRECTOR NOMINEES AND FOR PROPOSAL NUMBERS 2, 3, 4, 5 AND 6 IS RECOMMENDED BY THE BOARD OF DIRECTORS.

    1.  Election of ClasS III Directors    Nominees:                                                     FOR   AGAINST   ABSTAIN

                                           Digby W. Barrios     2.  Approval of amendment to the         [ ]      [ ]       [ ]
                                                                    Company's Restated Certificate of
               FOR all                     Alan A. Steigrod         Incorporation increasing from
               nominees                                             40,000,000 to 100,000,000 the number
              (except as                                            of authorized shares of Common Stock
              indicated       WITHHELD
               to the         from all
              contrary)       nominees                          3.  Approval of amendment to the         [ ]      [ ]       [ ]
                                                                    Company's 1991 Director Stock
                [ ]              [ ]                                Option Plan.

                                                                4.  Approval of amendment to the         [ ]      [ ]       [ ]
                                                                    Company's 1991 Restated Stock
                                                                    Option Plan.

                                                                5.  Approval of 1998 Employee Stock      [ ]      [ ]       [ ]
                                                                    Purchase Plan.

                                                                6.  To transact such other business      [ ]      [ ]       [ ]
                                                                    may properly come before the
                                                                    meeting.

    INSTRUCTIONS:  TO WITHHOLD AUTHORITY TO VOTE FOR             MARK HERE
    INDIVIDUAL NOMINEE(S) STRIKE A LINE THROUGH                  FOR ADDRESS CHANGE    [ ]
    SUCH NOMINEE'S NAME. YOUR SHARES WILL BE VOTED               OR COMMENTS AND
    FOR THE REMAINING NOMINEE(S).                                NOTE ON REVERSE

                                                                 Please sign this proxy exactly as your name appears hereon.
                                                                 Joint owners should each sign personally. Trustees and other fiduciaries should indicate the capacity in which they sign.
                                                                 If a corporation or partnership, this signature should be that of an authorized officer who should state his or her title.


Signature: ____________________________  Date: ______________       Signature: ____________________________  Date: ______________






                                                                      APPENDIX B

                                  SEPRACOR INC.

            1991 DIRECTOR STOCK OPTION PLAN, AS AMENDED AND RESTATED

         1.       PURPOSE

                  The purpose of this 1991 Director Stock Option Plan (the "Plan") of Sepracor Inc. (the "Company") is to encourage ownership in the Company by outside directors of the Company whose continued services are considered essential to the Company's future progress and to provide them with a further incentive to remain as directors of the Company.

         2.       ADMINISTRATION

                  The Board of Directors shall supervise and administer the Plan. Grants of stock options under the Plan and the amount and nature of the awards to be granted shall be automatic in accordance with Section 5. However, all questions of interpretation of the Plan or of any options issued under it shall be determined by the Board of Directors and such determination shall be final and binding upon all persons having an interest in the Plan.

         3.       PARTICIPATION IN THE PLAN


                  Directors of the Company who are not employees of the Company or any subsidiary of the Company shall be eligible to participate in the Plan, provided, however, that James G. Andress shall not be entitled to receive an Initial Option (as defined below).

         4.       STOCK SUBJECT TO THE PLAN

                  (a) The maximum number of shares which may be issued under the Plan shall be 500,000 shares of the Company's Common Stock, par value $.10 per share ("Common Stock"), subject to adjustment as provided in Section 9 of the Plan.

                  (b) If any outstanding option under the Plan for any reason expires or is terminated without having been exercised in full, the shares allocable to the unexercised portion of such option shall again become available for grant pursuant to the Plan.

                  (c) All options granted under the Plan shall be nonstatutory options not entitled to special tax treatment under Section 422 of the Internal Revenue Code of 1986, as amended to date and as it may be amended from time to time (the "Code").

         5.       TERMS CONDITIONS AND FORM OF OPTIONS

                  Each option granted under the Plan shall be evidenced by a written agreement in such form as the Board of Directors shall from time to time approve, which agreements shall comply with and be subject to the following terms and conditions:

                  (a) OPTION GRANT DATES. Options shall be granted (i) on the effective date of the Plan, to all eligible directors who are directors as of such date, and to all other eligible directors upon his or her election as a director, and (ii) thereafter to all eligible directors immediately following each annual meeting of stockholders (an "Annual Grant Date"), provided that only eligible directors who have served as directors for at least six months or more prior to an Annual Grant Date shall be entitled to an option pursuant to this subsection (ii). An option granted pursuant to subsection (i) herein shall be referred to herein as an "Initial Option" and an option granted pursuant to subsection (ii) herein shall be referred to herein as a "Reelection Option".

                  (b) SHARES SUBJECT TO OPTION. Each Initial Option granted under the Plan shall be exercisable for 10,000 shares of Common Stock. Each Reelection Option granted under the Plan shall be exercisable for 8,000 shares of Common Stock.

                  (c) OPTION EXERCISE PRICE. The option exercise price per share for each option granted under the Plan shall equal (i) the last reported sales price per share of the Company's Common Stock on the Nasdaq National Market (or, if the Company is traded on a nationally recognized securities exchange on the date of grant, the reported closing sales price per share of the Company's Common Stock by such exchange) on the date of grant (or if no such price is reported on such date such price as reported on the nearest preceding day) or
(ii) if the Common Stock is not traded on Nasdaq or an exchange, the fair market value per share on the date of grant as determined by the Board of Directors.

                  (d) TRANSFERABILITY OF OPTIONS. Except as the Board of Directors may otherwise determine or provide in the applicable option agreement, options shall not be sold, assigned, transferred, pledged or otherwise encumbered by the optionee to whom they are granted, either voluntarily or by operation of law, except by will or the laws of descent and distribution, and, during the life of the optionee, shall be exercisable only by the optionee.

                  (e)      EXERCISE PERIOD.

                           (i)   INITIAL OPTION.  Each Initial Option may be
exercised on a cumulative basis as to one-fifth of the shares subject to the option on each of the first, second, third, fourth and fifth anniversaries of the date of grant of such option; and

                           (ii) REELECTION OPTION. Each Reelection Option may
be exercised in full immediately prior to the annual meeting of stockholders next following the date of grant.

                  (f) EXERCISE PERIOD UPON DISABILITY OR DEATH. Notwithstanding the provisions of Section 5(e), an option granted under the Plan may be exercised, to the extent then exercisable, by an optionee who becomes disabled (within the meaning of Section 22(e)(3) of the Code or any successor provision thereto) while acting as a director of the Company, or may be exercised, to the extent then exercisable, upon the death of such optionee while a director of the company by the person to whom it is transferred by will, by the laws of descent and distribution, or by written notice filed pursuant to Section 5(h), in each case within the period of one year after the date the optionee ceases to be such a director by reason of such disability or death; provided that, no option shall be exercisable after the expiration of ten years from the date of grant.

                  (g) EXERCISE PROCEDURE. Options may be exercised only by written notice to the Company at its principal office accompanied by payment in cash or the full consideration for the shares as to which they are exercised.

                  (h) EXERCISE BY REPRESENTATIVE FOLLOWING DEATH OF DIRECTOR.
A director, by written notice to the Company, may designate one or more persons (and from time to time change such designation) including his legal representative, who, by reason of the director's death, shall acquire the right to exercise all or a portion of the option. If the person or persons so designated wish to exercise any portion of the option, they must do so within the term of the option as provided herein. Any exercise by a representative shall be subject to the provisions of the Plan.

         6.       ASSIGNMENTS

                  Except as the Board of Directors may otherwise determine or provide in the applicable option agreement, the rights and benefits under the Plan may not be assigned except for the designation of a beneficiary as provided in Section 5.

         7.       EFFECTIVE DATE AND TIME FOR GRANTING OPTIONS

                  (a) The Plan shall become effective December 31, 1991.

                  (b) All options for shares subject to the Plan shall be granted, if at all, not later than six (6) years after the approval of the Plan by the Company's stockholders.

         8.       LIMITATION RIGHTS

                  (a) NO RIGHT TO CONTINUE AS A DIRECTOR. Neither the Plan, nor the granting of an option nor any other action taken pursuant to the Plan, shall constitute or be evidence of any agreement or understanding, express or implied, that the Company will retain a director for any period of time.

                  (b) NO STOCKHOLDERS' RIGHTS FOR OPTIONS. An optionee shall have no rights as a stockholder with respect to the shares covered by his options until the date of the issuance to him of a stock certificate therefor, and no adjustment will be made for dividends or other rights (except as provided in Section 9) for which the record date is prior to the date such certificate is issued.

         9.       CHANGES IN COMMON STOCK

                  (a) If the outstanding shares of Common Stock are increased, decreased or exchanged for a different number of kind of shares or other securities, or if additional shares or new or different shares or other securities are distributed with respect to such shares of Common Stock or other securities, through merger, consolidation, sale of all or substantially all of the assets of the Company, reorganization, recapitalization, reclassification, stock dividend, stock split, reverse stock split or other distribution with respect so such shares of Common Stock, or other securities, an appropriate and proportionate adjustment will be made in (i) the maximum number and kind or shares reserved for issuance under the Plan, (ii) the number and kind or shares or other securities subject to then outstanding options under the Plan and (iii) the price for each share subject to any then outstanding options under the Plan, without changing the aggregate purchase price as to which such options remain exercisable. No fractional shares will be issued under the Plan on account of any such adjustments.

                  (b) In the event that the Company is merged or consolidated into or with another corporation (in which consolidation or merger the stockholders of the Company receive distributions of cash or securities of another issuer as a result thereof), or in the event that all or substantially all of the assets of the Company is acquired by any other person or entity, or in the event of a reorganization or liquidation of the Company, the Board of Directors of the Company, or the board of directors of any corporation assuming the obligations of the Company, shall, as to outstanding options, either (i) provide that such options shall be assumed, or equivalent options shall be substituted, by the acquiring or successor corporation (or an affiliate thereof), or (ii) upon written notice to the optionees, provide that all unexercised options will terminate immediately prior to the consummation of such merger, consolidation, acquisition, reorganization or liquidations unless exercised by the optionee within a specified number of days following the date of such notice.

         10.      AMENDMENT OF THE PLAN

                  The Board of Directors may suspend or discontinue the Plan or review or amend it in any respect whatsoever; provided, however, that without approval of the stockholders of the Company no revision or amendment shall change the number of shares subject to the Plan (except as provided in Section
9), change the designation of the class of directors eligible to receive options, or materially increase the benefits accruing to participants under the Plan.

         11.      NOTICE

                  Any written notice to the Company required by any of the provisions of the Plan shall be addressed to the Treasurer of the Company and shall become effective when it is received.

         12.      GOVERNING LAW

                  The Plan and all determinations made and actions taken pursuant hereto shall be governed by the laws of the State of Delaware.

                                                                      APPENDIX C

                                  SEPRACOR INC.

                   1991 AMENDED AND RESTATED STOCK OPTION PLAN

               ADOPTED BY THE BOARD OF DIRECTORS ON JUNE 24, 1991

1.       PURPOSE.

         The purpose of this plan (the "Plan") is to secure for Sepracor Inc. (the "Company") and its shareholders the benefits arising from capital stock ownership by employees and officers of, and consultants or advisors to, the Company and its parent and subsidiary corporations who are expected to contribute to the Company's future growth and success. Except where the context otherwise requires, the term "Company" shall include the parent and all present and future subsidiaries of the Company as defined in Sections 424(e) and 424(f) of the Internal Revenue Code of 1986, as amended or replaced from time to time (the "Code"). Those provisions of the Plan which make express reference to
Section 422 of the Code shall apply only to Incentive Stock Options (as that term is defined in the Plan).

         The Plan shall be treated as an amendment to and restatement of the Company's 1985 Stock Option Plan, a copy of which is attached hereto as EXHIBIT
A. As amended and restated, the Plan shall apply to all options granted by the Company on or after June 24, 1991, but shall apply, as so amended and restated, to any option granted prior to such date if and only to the extent that the agreement pursuant to which such option was granted is expressly amended in writing to adopt the terms of the Plan. Any options granted prior to June 24, 1991 not so expressly amended shall continue to be governed by the terms set forth in EXHIBIT A.

2.       TYPE OF OPTIONS AND ADMINISTRATION.

         (a) TYPES OF OPTIONS. Options granted pursuant to the Plan shall be authorized by action of the Board of Directors of the Company (or a Committee designated by the Board of Directors) and may be either incentive stock options ("Incentive Stock Options") meeting the requirements of Section 422 of the Code or non-qualified options which are not intended to meet the requirements of
Section 422 of the Code.

         (b) ADMINISTRATION. The Plan will be administered by the Board of Directors of the Company, whose construction and interpretation of the terms and provisions of the Plan shall be final and conclusive. The Board of Directors may in its sole discretion grant options to purchase shares of the Company's Common Stock, par value $.10 per share ("Common Stock"), and issue shares upon exercise of such options as provided in the Plan. The Board shall have authority, subject to the express provisions of the Plan, to construe the respective option agreements and the Plan, to prescribe, amend and rescind rules and regulations relating to the Plan, to determine the terms and provisions of the respective option agreements, which need not be identical, and to make all other determinations in the judgment of the Board of Directors necessary or desirable for the administration of the Plan. The Board of Directors may correct any defect or supply any omission or reconcile any inconsistency in the Plan or in any option agreement in the manner and to the extent it shall deem expedient to carry the Plan into effect and it shall be the sole and final judge of such expediency. No director or person acting pursuant to authority delegated by the Board of Directors shall be liable for any action or determination made in good faith. The Board of Directors may, to the full extent permitted by or consistent with applicable laws or regulations (including, without limitation, applicable state law and Rule 16b-3 promulgated under the Securities Exchange Act of 1934 (the "Exchange Act"), or any successor rule ("Rule 16b-3")), delegate any or all of its powers under the Plan to a committee (the "Committee") appointed by the Board of Directors, and if the Committee is so appointed all references to the Board of Directors in the Plan shall mean and relate to such Committee.

         (c) APPLICABILITY OF RULE 16B-3. Those provisions of the Plan which make express reference to Rule 16b-3 shall apply to the Company only at such time as the Company's Common Stock or another class of equity security is registered under the Exchange Act, and then only to such persons as are required to file reports under Section 16(a) of the Exchange Act (a "Reporting Person").

3.       ELIGIBILITY.

         (a) GENERAL. Options may be granted to persons who are, at the time of grant, employees or officers of, or consultants or advisors to, the Company; PROVIDED, that Incentive Stock Options may be granted only to persons who are eligible to receive such options under Section 422 of the Code. In addition, no person shall be granted any Incentive Stock Option under the Plan who, at the time such option is granted, owns, directly or indirectly, stock possessing more than 10% of the total combined voting power of all classes of stock of the Company, unless the requirements of Section 11(b) are satisfied. The attribution of stock ownership provisions of Section 424(d) of the Code, and any successor provisions thereto, shall be applied in determining the shares of stock owned by a person for purposes of applying the foregoing percentage limitation. A person who has been granted an option may, if he or she is otherwise eligible, be granted an additional option or options if the Board of Directors shall so determine. Subject to adjustment as provided in Section 15 below, the maximum number of shares with respect to which options may be granted to any employee under the Plan Shall not exceed 500,000 shares of Common Stock during any calendar year. For the purpose of calculating such maximum number, (a) an option shall continue to be treated as outstanding notwithstanding its repricing, cancellation or expiration and (b) the repricing of an outstanding option or the issuance of a new option in substitution for a cancelled option shall be deemed to constitute the grant of a new additional option separate from the original grant of the option that is repriced or cancelled.

         (b) GRANT OF OPTIONS TO DIRECTORS AND OFFICERS. From and after the registration of the Common Stock of the Company under the Exchange Act, the selection of an officer (as the term "officer" is defined for the purposes of Rule 16b-3) as a recipient of an option, the timing of the option grant, the exercise price of the option and the number of shares subject to the option shall be determined either (i) by the full Board of Directors or (ii) by a committee composed solely of two or more "Non-Employee Directors" having full authority to act in the matter. For the purposes of the Plan, a director shall be deemed to be a "Non-Employee Director" only if such person qualifies as a "Non-Employee Director" within the meaning of Rule 16b-3, as such term is interpreted from time to time.

4.       STOCK SUBJECT TO PLAN.

         Subject to adjustment as provided in Section 15 below, the maximum number of shares of Common Stock of the Company which may be issued and sold under the Plan (including the Plan as in effect prior to this amendment and restatement) is 7,500,000 shares. If an option granted under the Plan shall expire or terminate for any reason without having been exercised in full, the unpurchased shares subject to such option shall again be available for subsequent option grants under the Plan. If shares issued upon exercise of an option under the Plan are tendered to the Company in payment of the exercise price of an option granted under the Plan, such tendered shares shall again be available for subsequent option grants under the Plan; provided, that in no event shall (i) the total number of shares issued pursuant to the exercise of Incentive Stock Options under the Plan, on a cumulative basis, exceed the maximum number of shares authorized for issuance under the Plan exclusive of shares made available for issuance pursuant to this sentence or (ii) the total number of shares issued pursuant to the exercise of options by persons who are required to file reports under Section 16(a) of the Exchange Act, on a cumulative basis, exceed the maximum number of shares authorized for issuance under the Plan exclusive of shares made available for issuance pursuant to this sentence.

5.       FORMS OF OPTION AGREEMENTS.

         As a condition to the grant of an option under the Plan, each recipient of an option shall execute an option agreement in such form not inconsistent with the Plan as may be approved by the Board of Directors. Each option agreement shall specifically state whether the options granted thereby are intended to be Incentive Stock Options or non-qualified options. Such option agreements may differ among recipients.

6.       PURCHASE PRICE.

         (a) GENERAL. The purchase price per share of stock deliverable upon the exercise of an option shall be determined by the Board of Directors, PROVIDED, HOWEVER, that (i) in the case of an Incentive Stock Option, the exercise price shall not be less than 100% of the fair market value of such stock, as determined by the Board of Directors, at the time of grant of such option, or less than 110% of such fair market value in the case of options described in
Section 11(b), and (ii) in the case of a non-qualified option, the exercise price shall not be less than 50% of the fair market value of such stock, as determined by the Board of Directors, at the time of grant of such option.

         (b) PAYMENT OF PURCHASE PRICE. Options granted under the Plan may provide for the payment of the exercise price by delivery of cash or a check to the order of the Company in an amount equal to the exercise price of such options, or, to the extent provided in the applicable option agreement, (i) by delivery to the Company of shares of Common Stock of the Company already owned by the optionee having a fair market value equal in amount to the exercise price of the options being exercised, (ii) by any other means which the Board of Directors determines are consistent with the purpose of the Plan and with applicable laws and regulations (including, without limitation, the provisions of Rule 16b-3 and Regulation T promulgated by the Federal Reserve Board) or
(iii) by any combination of such methods of payment. The fair market value of any shares of the Company's Common Stock or other non-cash consideration which may be delivered upon exercise of an option shall be determined by the Board of Directors.

7.       OPTION PERIOD.

         Each option and all rights thereunder shall expire on such date as the Board of Directors shall determine, except that (i) in the case of an Incentive Stock Option, such date shall not be later than ten years after the date on which the option is granted, (ii) in the case of an Incentive Stock Option described in Section 11(b), such date shall not be later than five years after the date on which the option is granted and (iii) in all cases, options shall be subject to earlier termination as provided in the Plan.

8.       EXERCISE OF OPTIONS.

         Each option granted under the Plan shall be exercisable either in full or in installments at such time or times and during such period as shall be set forth in the agreement evidencing such option, subject to the provisions of the Plan.

9.       TRANSFERABILITY OF OPTIONS.

         Except as the Board of Directors may otherwise determine or provide in the applicable option agreement, options shall not be sold, assigned, transferred, pledged, or otherwise encumbered by the optionee to whom they are granted, either voluntarily or by operation of law, except by will or the laws of descent and distribution, and, during the life of the optionee, shall be exercisable only by the optionee.

10.      EFFECT OF TERMINATION OF EMPLOYMENT OR OTHER RELATIONSHIP.

         Except as provided in Section 11(d) with respect to Incentive Stock Options, the Board of Directors shall determine the period of time during which an optionee may exercise an option following (i) the termination of the optionee's employment or other relationship with the Company or (ii) the death or disability of the optionee. Such periods shall be set forth in the agreement evidencing such option.

11.      INCENTIVE STOCK OPTIONS.

         Options granted under the Plan which are intended to be Incentive Stock Options shall be subject to the following additional terms and conditions:

         (a) EXPRESS DESIGNATION. All Incentive Stock Options granted under the Plan shall, at the time of grant, be specifically designated as such in the option agreement covering such Incentive Stock Options.

         (b) 10% SHAREHOLDER. If any employee to whom an Incentive Stock Option is to be granted under the Plan is, at the time of the grant of such option, the owner of stock possessing more than 10% of the total combined voting power of all classes of stock of the Company (after taking into account the attribution of stock ownership rules of Section 424(d) of the Code), then the following special provisions shall be applicable to the Incentive Stock Option granted to such individual:

                 (i) The purchase price per share of the Common Stock subject to such Incentive Stock Option shall not be less than 110% of the fair market value of one share of Common Stock at the time of grant; and

                (ii) The option exercise period shall not exceed five years from the date of grant.

         (c) DOLLAR LIMITATION. For so long as the Code shall so provide, options granted to any employee under the Plan (and any other incentive stock option plans of the Company) which are intended to constitute Incentive Stock Options shall not constitute Incentive Stock Options to the extent that such options, in the aggregate, become exercisable for the first time in any one calendar year for shares of Common Stock with an aggregate fair market value (determined as of the respective date or dates of grant) of more than $100,000.

         (d) TERMINATION OF EMPLOYMENT, DEATH OR DISABILITY. No Incentive Stock Option may be exercised unless, at the time of such exercise, the optionee is, and has been continuously since the date of grant of his or her option, employed by the Company, except that:

                  (i) an Incentive Stock Option may be exercised within the period of three months after the date the optionee ceases to be an employee of the Company (or within such lesser period as may be specified in the applicable option agreement), provided, that the agreement with respect to such option may designate a longer exercise period and that the exercise after such three-month period shall be treated as the exercise of a non-qualified option under the Plan;

                  (ii) if the optionee dies while in the employ of the Company, or within three months after the optionee ceases to be such an employee, the Incentive Stock Option may be exercised by the person to whom it is transferred by will or the laws of descent and distribution within the period of one year after the date of death (or within such lesser period as may be specified in the applicable option agreement); and

                  (iii) if the optionee becomes disabled (within the meaning of Section 22(e)(3) of the Code or any successor provision thereto) while in the employ of the Company, the Incentive Stock Option may be exercised within the period of one year after the date the optionee ceases to be such an employee because of such disability (or within such lesser period as may be specified in the applicable option agreement).

         For all purposes of the Plan and any option granted hereunder, "employment" shall be defined in accordance with the provisions of Section 1.421-7(h) of the Income Tax Regulations (or any successor regulations). Notwithstanding the foregoing provisions, no Incentive Stock Option may be exercised after its expiration date.

12.      ADDITIONAL PROVISIONS.

         (a) ADDITIONAL OPTION PROVISIONS. The Board of Directors may, in its sole discretion, include additional provisions in any option agreement covering options granted under the Plan, including without limitation restrictions on transfer, repurchase rights, commitments to pay cash bonuses, to make, arrange for or guaranty loans or to transfer other property to optionees upon exercise of options, or such other provisions as shall be determined by the Board of Directors; PROVIDED THAT such additional provisions shall not be inconsistent with any other term or condition of the Plan and such additional provisions shall not cause any Incentive Stock Option granted under the Plan to fail to qualify as an Incentive Stock Option within the meaning of Section 422 of the Code.

         (b) ACCELERATION, EXTENSION, ETC. The Board of Directors may, in its sole discretion, (i) accelerate the date or dates on which all or any particular option or options granted under the Plan may be exercised or (ii) extend the dates during which all, or any particular option or options granted under the Plan may be exercised; provided, however, that no such extension shall be permitted if it would cause the Plan to fail to comply with Section 422 of the Code or with Rule 16b-3.

13.      GENERAL RESTRICTIONS.

         (a) INVESTMENT REPRESENTATIONS. The Company may require any person to whom an option is granted, as a condition of exercising such option, to give written assurances in substance and form satisfactory to the Company to the effect that such person is acquiring the Common Stock subject to the option for his or her own account for investment and not with any present intention of selling or otherwise distributing the same, and to such other effects as the Company deems necessary or appropriate in order to comply with federal and applicable state securities laws, or with covenants or representations made by the Company in connection with any public offering of its Common Stock.

         (b) COMPLIANCE WITH SECURITIES LAWS. Each option shall be subject to the requirement that if, at any time, counsel to the Company shall determine that the listing, registration or qualification of the shares subject to such option upon any securities exchange or under any state or federal law, or the consent or approval of any governmental or regulatory body, or that the disclosure of non-public information or the satisfaction of any other condition is necessary as a condition of, or in connection with, the issuance or purchase of shares thereunder, such option may not be exercised, in whole or in part, unless such listing, registration, qualification, consent or approval, or satisfaction of such condition shall have been effected or obtained on conditions acceptable to the Board of Directors. Nothing herein shall be deemed to require the Company to apply for or to obtain such listing, registration or qualification, or to satisfy such condition.

14.      RIGHTS AS A SHAREHOLDER.

         The holder of an option shall have no rights as a shareholder with respect to any shares covered by the option (including, without limitation, any rights to receive dividends or non-cash distributions with respect to such shares) until the date of issue of a stock certificate to him or her for such shares. No adjustment shall be made for dividends or other rights for which the record date is prior to the date such stock certificate is issued.

15.      ADJUSTMENT PROVISIONS FOR RECAPITALIZATIONS AND RELATED TRANSACTIONS.

         (a) GENERAL. If, through or as a result of any merger, consolidation, sale of all or substantially all of the assets of the Company, reorganization, recapitalization, reclassification, stock dividend, stock split, reverse stock split, or other similar transaction, (i) the outstanding shares of Common Stock are increased or decreased or are exchanged for a different number or kind of shares or other securities of the Company, or (ii) additional shares or new or different shares or other securities of the Company or other non-cash assets are distributed with respect to such shares of Common Stock or other securities, an appropriate and proportionate adjustment may be made in (x) the maximum number and kind of shares reserved for issuance under the Plan, (y) the number and kind of shares or other securities subject to then outstanding options under the Plan, and (z) the price for each share subject to any then outstanding options under the Plan, without changing the aggregate purchase price as to which such options remain exercisable, provided that no adjustment shall be made pursuant to this Section 15 if such adjustment would cause the Plan to fail to comply with Section 422 of the Code or with Rule 16b-3.

         (b) BOARD AUTHORITY TO MAKE ADJUSTMENTS. Any adjustments under this
Section 15 will be made by the Board of Directors, whose determination as to what adjustments, if any, will be made and the extent thereof will be final, binding and conclusive. No fractional shares will be issued under the Plan on account of any such adjustments.

16.      MERGER, CONSOLIDATION, ASSET SALE, LIQUIDATION, ETC.

         (a) GENERAL. In the event of a consolidation or merger or sale of all or substantially all of the assets of the Company in which outstanding shares of Common Stock are exchanged for securities, cash or other property of any other corporation or business entity or in the event of a liquidation of the Company, the Board of Directors of the Company, or the board of directors of any corporation assuming the obligations of the Company, may, in its discretion, take any one or more of the following actions, as to outstanding options: (i) provide that such options shall be assumed, or equivalent options shall be substituted, by the acquiring or succeeding corporation (or an affiliate thereof), PROVIDED that any such options substituted for Incentive Stock Options shall meet the requirements of Section 425(a) of the Code, (ii) upon written notice to the optionees, provide that all unexercised options will terminate immediately prior to the consummation of such transaction unless exercised by the optionee within a specified period following the date of such notice, (iii) in the event of a merger under the terms of which holders of the Common Stock of the Company will receive upon consummation thereof a cash payment for each share surrendered in the merger (the "Merger Price"), make or provide for a cash payment to the optionees equal to the difference between (A) the Merger Price times the number of shares of Common Stock subject to such outstanding options (to the extent then exercisable at prices not in excess of the Merger Price) and (B) the aggregate exercise price of all such outstanding options in exchange for the termination of such options, and (iv) provide that all or any outstanding options shall become exercisable in full immediately prior to such event.

         (b) SUBSTITUTE OPTIONS. The Company may grant options under the Plan in substitution for options held by employees of another corporation who become employees of the Company, or a subsidiary of the Company, as the result of a merger or consolidation of the employing corporation with the Company or a subsidiary of the Company, or as a result of the acquisition by the Company, or one of its subsidiaries, of property or stock of the employing corporation. The Company may direct that substitute options be granted on such terms and conditions as the Board of Directors considers appropriate in the circumstances.

17.      NO SPECIAL EMPLOYMENT RIGHTS.

         Nothing contained in the Plan or in any option shall confer upon any optionee any right with respect to the continuation of his or her employment by the Company or interfere in any way with the right of the Company at any time to terminate such employment or to increase or decrease the compensation of the optionee.

18.      OTHER EMPLOYEE BENEFITS.

         Except as to plans which by their terms include such amounts as compensation, the amount of any compensation deemed to be received by an employee as a result of the exercise of an option or the sale of shares received upon such exercise will not constitute compensation with respect to which any other employee benefits of such employee are determined, including, without limitation, benefits under any bonus, pension, profit-sharing, life insurance or salary continuation plan, except as otherwise specifically determined by the Board of Directors.

19.      AMENDMENT OF THE PLAN.

         (a) The Plan was initially adopted by the Board of Directors on July 15, 1985, was amended on April 9, 1986, January 1, 1987, January 30, 1990 and August 27, 1990, was amended on March 24, 1992, February 14, 1995 and March 27, 1996, was reapproved by the stockholders of the Company on May 14, 1997 and was amended on February 26, 1998, was readopted by the Board of Directors as a new Plan on June 24, 1991, each time subject to its becoming effective upon approval by the holders of a majority of the outstanding shares of Common Stock of the Company.

         (b) The Board of Directors may at any time, and from time to time, modify or amend the Plan in any respect, except that if at any time the approval of the shareholders of the Company is required under Section 422 of the Code or any successor provision with respect to Incentive Stock Options or under Rule 16b-3 or with respect to options held by persons who are required to file reports pursuant to Section 16(a) of the Exchange Act, the Board of Directors may not effect such modification or amendment without such approval.

         (c) The termination or any modification or amendment of the Plan shall not, without the consent of an optionee, affect his or her rights under an option previously granted to him or her. With the consent of the optionee affected, the Board of Directors may amend outstanding option agreements in a manner not inconsistent with the Plan. The Board of Directors shall have the right to amend or modify (i) the terms and provisions of the Plan and of any outstanding Incentive Stock Options granted under the Plan to the extent necessary to qualify any or all such options for such favorable federal income tax treatment (including deferral of taxation upon exercise) as may be afforded incentive stock options under Section 422 of the Code and (ii) the terms and provisions of the Plan and of any outstanding option to the extent necessary to ensure the qualification of the Plan under Rule 16b-3.

20.      WITHHOLDING.

         (a) The Company shall have the right to deduct from payments of any kind otherwise due to the optionee any federal, state or local taxes of any kind required by law to be withheld with respect to any shares issued upon exercise of options under the Plan. Subject to the prior approval of the Company, which may be withheld by the Company in its sole discretion, the optionee may elect to satisfy such obligations, in whole or in part, (i) by causing the Company to withhold shares of Common Stock otherwise issuable pursuant to the exercise of an option or (ii) by delivering to the Company shares of Common Stock already owned by the optionee. The shares so delivered or withheld shall have a fair market value equal to such withholding obligation. The fair market value of the shares used to satisfy such withholding obligation shall be determined by the Company as of the date that the amount of tax to be withheld is to be determined. An optionee who has made an election pursuant to this Section 20(a) may only satisfy his or her withholding obligation with shares of Common Stock which are not subject to any repurchase, forfeiture, unfulfilled vesting or other similar requirements.

         (b) Notwithstanding the foregoing, in the case of a director or officer, no election to use shares for the payment of withholding taxes shall be effective unless made in compliance with any applicable requirements of Rule 16b-3.

21.      CANCELLATION AND NEW GRANT OF OPTIONS, ETC.

         The Board of Directors shall have the authority to effect, at any time and from time to time, with the consent of the affected optionees, (i) the cancellation of any or all outstanding options under the Plan and the grant in substitution therefor of new options under the Plan covering the same or different numbers of shares of Common Stock and having an option exercise price per share which may be lower or higher than the exercise price per share of the cancelled options or (ii) the amendment of the terms of any and all outstanding options under the Plan to provide an option exercise price per share which is higher or lower than the then-current exercise price per share of such outstanding options.

22.      EFFECTIVE DATE AND DURATION OF THE PLAN.

         (a) EFFECTIVE DATE. The Plan shall become effective when adopted by the Board of Directors, but no Incentive Stock Option granted under the Plan shall become exercisable unless and until the Plan shall have been approved by the Company's shareholders. If such shareholder approval is not obtained within twelve months after the date of the Board's adoption of the Plan, no options previously granted under the Plan shall be deemed to be Incentive Stock Options and no further Incentive Stock Options shall be granted. Amendments to the Plan not requiring shareholder approval shall become effective when adopted by the Board of Directors; amendments requiring shareholder approval (as provided in Section 19) shall become effective when adopted by the Board of Directors, but no Incentive Stock Option granted after the date of such amendment shall become exercisable (to the extent that such amendment to the Plan was required to enable the Company to grant such Incentive Stock Option to a particular optionee) unless and until such amendment shall have been approved by the Company's shareholders. If such shareholder approval is not obtained within twelve months of the Board's adoption of such amendment, any Incentive Stock Options granted on or after the date of such amendment shall terminate to the extent that such amendment to the Plan was required to enable the Company to grant such option to a particular optionee. Subject to this limitation, options may be granted under the Plan at any time after the effective date and before the date fixed for termination of the Plan.

         (b) TERMINATION. Unless sooner terminated in accordance with Section 16, the Plan shall terminate, with respect to Incentive Stock Options, upon the earlier of (i) the close of business on the day next preceding the tenth anniversary of the date of its adoption by the Board of Directors, or (ii) the date on which all shares available for issuance under the Plan shall have been issued pursuant to the exercise or cancellation of options granted under the Plan. Unless sooner terminated in accordance with Section 16, the Plan shall terminate with respect to options which are not Incentive Stock Options on the date specified in (ii) above. If the date of termination is determined under (i) above, then options outstanding on such date shall continue to have force and effect in accordance with the provisions of the instruments evidencing such options.

23.      PROVISION FOR FOREIGN PARTICIPANTS.

         The Board of Directors may, without amending the Plan, modify awards or options granted to participants who are foreign nationals or employed outside the United States to recognize differences in laws, rules, regulations or customs of such foreign jurisdictions with respect to tax, securities, currency, employee benefit or other matters.

                                                                      APPENDIX D

                                  Sepracor Inc.

                        1998 EMPLOYEE STOCK PURCHASE PLAN


      The purpose of this Plan is to provide eligible employees of Sepracor Inc. (the "Company") and certain of its subsidiaries with opportunities to purchase shares of the Company's common stock, $.10 par value (the "Common Stock"), commencing on June 1, 1998. Three hundred thousand (300,000) shares of Common Stock in the aggregate have been approved for this purpose.

      1. ADMINISTRATION. The Plan will be administered by the Company's Board of Directors (the "Board") or by a Committee appointed by the Board (the "Committee"). The Board or the Committee has authority to make rules and regulations for the administration of the Plan and its interpretation and decisions with regard thereto shall be final and conclusive.

      2. ELIGIBILITY. Participation in the Plan will neither be permitted nor denied contrary to the requirements of Section 423 of the Internal Revenue Code of 1986, as amended (the "Code"), and regulations promulgated thereunder. All employees of the Company, including Directors who are employees, and all employees of any subsidiary of the Company (as defined in Section 424(f) of the Code) designated by the Board or the Committee from time to time (a "Designated Subsidiary"), are eligible to participate in any one or more of the offerings of Options (as defined in Section 9) to purchase Common Stock under the Plan provided that:

            (a) they are customarily employed by the Company or a Designated Subsidiary for more than 20 hours a week and for more than five months in a calendar year; and

            (b) they are employees of the Company or a Designated Subsidiary on the first day of the applicable Plan Period (as defined below).

      No employee may be granted an option hereunder if such employee, immediately after the option is granted, owns 5% or more of the total combined voting power or value of the stock of the Company or any subsidiary. For purposes of the preceding sentence, the attribution rules of Section 424(d) of the Code shall apply in determining the stock ownership of an employee, and all stock which the employee has a contractual right to purchase shall be treated as stock owned by the employee.

      3. OFFERINGS. The Company will make one or more offerings ("Offerings") to employees to purchase stock under this Plan. Offerings will begin each June 1 and December 1, or the first business day thereafter (the "Offering Commencement Dates"). Each Offering Commencement Date will begin a six-month period (a "Plan Period") during which payroll deductions will be made and held for the purchase of Common Stock at the end of the Plan Period. The Board or the Committee may, at its discretion, choose a different Plan Period of twelve (12) months or less for subsequent Offerings.

      4. PARTICIPATION. An employee eligible on the Offering Commencement Date of any Offering may participate in such Offering by completing and forwarding a payroll deduction authorization form to the employee's appropriate payroll office at least 30 days prior to the applicable Offering Commencement Date. The form will authorize a regular payroll deduction from the Compensation received by the employee during the Plan Period. Unless an employee files a new form or withdraws from the Plan, his deductions and purchases will continue at the same rate for future Offerings under the Plan as long as the Plan remains in effect. The term "Compensation" means the amount of money reportable on the employee's Federal Income Tax Withholding Statement, excluding overtime, incentive or bonus awards, allowances and reimbursements for expenses such as relocation allowances for travel expenses, income or gains on the exercise of Company stock options, and similar items, whether or not shown on the employee's Federal Income Tax Withholding Statement.

      5. DEDUCTIONS. The Company will maintain payroll deduction accounts for all participating employees. Payroll deductions may be at the rate of 1%, 2%, 3%, 4%, 5%, 6%, 7%, 8%, 9%, or 10% of Compensation with any change in compensation during the Plan Period to result in an automatic corresponding change in the dollar amount withheld.

      No employee may be granted an Option (as defined in Section 9) which permits his rights to purchase Common Stock under this Plan and any other employee stock purchase plan (as defined in Section 423(b) of the Code) of the Company and its subsidiaries, to accrue at a rate which exceeds $25,000 of the fair market value of such Common Stock (determined at the Offering Commencement Date of the Plan Period) for each calendar year in which the Option is outstanding at any time.

      6. DEDUCTION CHANGES. An employee may decrease or discontinue his payroll deduction once during any Plan Period, by filing a new payroll deduction authorization form. However, an employee may not increase his payroll deduction during a Plan Period. If an employee elects to discontinue his payroll deductions during a Plan Period, but does not elect to withdraw his funds pursuant to Section 8 hereof, funds deducted prior to his election to discontinue will be applied to the purchase of Common Stock on the Exercise Date (as defined below).

      7. INTEREST. Interest will not be paid on any employee accounts, except to the extent that the Board or the Committee, in its sole discretion, elects to credit employee accounts with interest at such per annum rate as it may from time to time determine.

      8. WITHDRAWAL OF FUNDS. An employee may at any time prior to the close of business on the last business day in a Plan Period and for any reason permanently draw out the balance accumulated in the employee's account and thereby withdraw from participation in an Offering. Partial withdrawals are not permitted. The employee may not begin participation again during the remainder of the Plan Period. The employee may participate in any subsequent Offering in accordance with terms and conditions established by the Board or the Committee.

      9. PURCHASE OF SHARES. On the Offering Commencement Date of each Plan Period, the Company will grant to each eligible employee who is then a participant in the Plan an option ("Option") to purchase on the last business day of such Plan Period (the "Exercise Date"), at the Option Price hereinafter provided for, the largest number of whole shares of Common Stock of the Company as does not exceed the number of shares determined by dividing the Plan Period Limit by the closing price (as defined below) on the Offering Commencement Date of such Plan Period. The Plan Period Limit shall be equal to $208.33 multiplied by the number of whole months in the Plan Period, rounded to the nearest whole dollar.

      The purchase price for each share purchased will be 85% of the closing price of the Common Stock on (i) the first business day of such Plan Period or
(ii) the Exercise Date, whichever closing price shall be less. Such closing price shall be (a) the closing price on any national securities exchange on which the Common Stock is listed, (b) the closing price of the Common Stock on the Nasdaq National Market or (c) the average of the closing bid and asked prices in the over-the-counter-market, whichever is applicable, as published in THE WALL STREET JOURNAL. If no sales of Common Stock were made on such a day, the price of the Common Stock for purposes of clauses (a) and (b) above shall be the reported price for the next preceding day on which sales were made.

      Each employee who continues to be a participant in the Plan on the Exercise Date shall be deemed to have exercised his Option at the Option Price on such date and shall be deemed to have purchased from the Company the number of full shares of Common Stock reserved for the purpose of the Plan that his accumulated payroll deductions on such date will pay for, but not in excess of the maximum number determined in the manner set forth above.

      Any balance remaining in an employee's payroll deduction account at the end of a Plan Period will be automatically refunded to the employee, except that any balance which is less than the purchase price of one share of Common Stock will be carried forward into the employee's payroll deduction account for the following Offering, unless the employee elects not to participate in the following Offering under the Plan, in which case the balance in the employee's account shall be refunded.

      10. ISSUANCE OF CERTIFICATES. Certificates representing shares of Common Stock purchased under the Plan may be issued only in the name of the employee, in the name of the employee and another person of legal age as joint tenants with rights of survivorship, or (in the Company's sole discretion) in the name of a brokerage firm, bank or other nominee holder designated by the employee. The Company may, in its sole discretion and in compliance with applicable laws, authorize the use of book entry registration of shares in lieu of issuing stock certificates.

      11. RIGHTS ON RETIREMENT, DEATH OR TERMINATION OF EMPLOYMENT. In the event of a participating employee's termination of employment prior to the last business day of a Plan Period, no payroll deduction shall be taken from any pay due and owing to an employee and the balance in the employee's account shall be paid to the employee or, in the event of the employee's death, (a) to a beneficiary previously designated in a revocable notice signed by the employee (with any spousal consent required under state law) or (b) in the absence of such a designated beneficiary, to the executor or administrator of the employee's estate or (c) if no such executor or administrator has been appointed to the knowledge of the Company, to such other person(s) as the Company may, in its discretion, designate. If, prior to the last business day of the Plan Period, the Designated Subsidiary by which an employee is employed shall cease to be a subsidiary of the Company, or if the employee is transferred to a subsidiary of the Company that is not a Designated Subsidiary, the employee shall be deemed to have terminated employment for the purposes of this Plan.

      12. OPTIONEES NOT STOCKHOLDERS. Neither the granting of an Option to an employee nor the deductions from his pay shall constitute such employee a stockholder of the shares of Common Stock covered by an Option under this Plan until such shares have been purchased by and issued to him.

      13. RIGHTS NOT TRANSFERABLE. Rights under this Plan are not transferable by a participating employee other than by will or the laws of descent and distribution, and are exercisable during the employee's lifetime only by the employee.

      14. APPLICATION OF FUNDS. All funds received or held by the Company under this Plan may be combined with other corporate funds and may be used for any corporate purpose.

      15. ADJUSTMENT IN CASE OF CHANGES AFFECTING COMMON STOCK. In the event of a subdivision of outstanding shares of Common Stock, or the payment of a dividend in Common Stock, the number of shares approved for this Plan, and the share limitation set forth in Section 9, shall be increased proportionately, and such other adjustment shall be made as may be deemed equitable by the Board or the Committee. In the event of any other change affecting the Common Stock, such adjustment shall be made as may be deemed equitable by the Board or the Committee to give proper effect to such event.

      16. MERGER. If the Company shall at any time merge or consolidate with another corporation and the holders of the capital stock of the Company immediately prior to such merger or consolidation continue to hold at least 80% by voting power of the capital stock of the surviving corporation ("Continuity of Control"), the holder of each Option then outstanding will thereafter be entitled to receive at the next Exercise Date upon the exercise of such Option for each share as to which such Option shall be exercised the securities or property which a holder of one share of the Common Stock was entitled to upon and at the time of such merger or consolidation, and the Board or the Committee shall take such steps in connection with such merger or consolidation as the Board or the Committee shall deem necessary to assure that the provisions of
Section 15 shall thereafter be applicable, as nearly as reasonably may be, in relation to the said securities or property as to which such holder of such Option might thereafter be entitled to receive thereunder.

      In the event of a merger or consolidation of the Company with or into another corporation which does not involve Continuity of Control, or of a sale of all or substantially all of the assets of the Company while unexercised Options remain outstanding under the Plan, (a) subject to the provisions of clauses (b) and (c), after the effective date of such transaction, each holder of an outstanding Option shall be entitled, upon exercise of such Option, to receive in lieu of shares of Common Stock, shares of such stock or other securities as the holders of shares of Common Stock received pursuant to the terms of such transaction; or (b) all outstanding Options may be cancelled by the Board or the Committee as of a date prior to the effective date of any such transaction and all payroll deductions shall be paid out to the participating employees; or (c) all outstanding Options may be cancelled by the Board or the Committee as of the effective date of any such transaction, provided that notice of such cancellation shall be given to each holder of an Option, and each holder of an Option shall have the right to exercise such Option in full based on payroll deductions then credited to his account as of a date determined by the Board or the Committee, which date shall not be less than ten (10) days preceding the effective date of such transaction.

      17. AMENDMENT OF THE PLAN. The Board may at any time, and from time to time, amend this Plan in any respect, except that (a) if the approval of any such amendment by the shareholders of the Company is required by Section 423 of the

Code, such amendment shall not be effected without such approval, and (b) in no event may any amendment be made which would cause the Plan to fail to comply with Section 423 of the Code.

      18. INSUFFICIENT SHARES. In the event that the total number of shares of Common Stock specified in elections to be purchased under any Offering plus the number of shares purchased under previous Offerings under this Plan exceeds the maximum number of shares issuable under this Plan, the Board or the Committee will allot the shares then available on a pro rata basis.

      19. TERMINATION OF THE PLAN. This Plan may be terminated at any time by the Board. Upon termination of this Plan all amounts in the accounts of participating employees shall be promptly refunded.

      20. GOVERNMENTAL REGULATIONS. The Company's obligation to sell and deliver Common Stock under this Plan is subject to listing on a national stock exchange or quotation on the Nasdaq National Market and the approval of all governmental authorities required in connection with the authorization, issuance or sale of such stock.

      21. GOVERNING LAW. The Plan shall be governed by Delaware law except to the extent that such law is preempted by federal law.

      22. ISSUANCE OF SHARES. Shares may be issued upon exercise of an Option from authorized but unissued Common Stock, from shares held in the treasury of the Company, or from any other proper source.

      23. NOTIFICATION UPON SALE OF SHARES. Each employee agrees, by entering the Plan, to promptly give the Company notice of any disposition of shares purchased under the Plan where such disposition occurs within two years after the date of grant of the Option pursuant to which such shares were purchased.

      24. EFFECTIVE DATE AND APPROVAL OF SHAREHOLDERS. The Plan shall take effect on __________________, 1998 subject to approval by the shareholders of the Company as required by Section 423 of the Code, which approval must occur within twelve months of the adoption of the Plan by the Board.




                                     Adopted by the Board of Directors
                                     on February 26, 1998


                                     Approved by the stockholders on
                                     _______________, 1998